              As filed with the Securities and Exchange Commission
                              on February 11, 1997


                        Securities Act File No. 33-22817
                    Investment Company Act File No. 811-5600

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [x]

                           Pre-Effective Amendment No.                  [ ]


                         Post-Effective Amendment No. 9                 [x]

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]
                                Amendment No. 10                        [x]


                        (Check appropriate box or boxes)


           Warburg, Pincus Intermediate Maturity Government Fund, Inc.
                .................................................

               (Exact Name of Registrant as Specified in Charter)


           466 Lexington Avenue
           New York, New York                               10017-3147
                .................................................
           Address of Principal Executive Offices)         (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 878-0600

                               Mr. Eugene P. Grace
           Warburg, Pincus Intermediate Maturity Government Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147
                .................................................
                     (Name and Address of Agent for Service)

                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                          New York, New York 10022-4677

It is proposed that this filing will become effective (check appropriate box):

[X] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                         ------------------------------


                       DECLARATION PURSUANT TO RULE 24f-2


Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), and to the number or amount presently registered is added an indefinite number or amount of such securities. The Rule 24f-2 Notice for Registrant's fiscal year ended October 31, 1996 was filed on December 27, 1996.

           WARBURG, PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND, INC. Calculation of Registration Fee under the Securities Act of 1933


Title of                                      Proposed                     Proposed
Securities              Amount                Maximum                      Maximum                             Amount of
Being                   Being                 Offering Price               Aggregate                           Registration
Registered              Registered            Per Share (1)                Offering Price (1,2)                Fee (2)
----------              -----------           -------------                --------------------                -------------
Shares of
Common
Stock $.001
par value
per share               762,411                 $9.90                         $7,651,931                         $100

     This Post-Effective Amendment No. 9 seeks to register 762,411 additional shares under the 1933 Act.

(1) Computed under Rule 457(d) on the basis of the net asset value per share of the Registrant's shares at the close of business on February 6, 1997. The above calculation shall not be deemed a representation of the actual offering price.

(2)  Calculated pursuant to Rule 24e-2 under the 1940 Act.

     (a) Total number of shares
         redeemed during previous
         fiscal year                         3,047,315

     (b) Total number of shares
         included in (a)
         previously used under
         Rule 24e-2 this fiscal year                 0

     (c) Total number of shares
         included in (a)
         previously used under
         Rule 24f-2(c) this fiscal
         year                                2,318,237

    (d) Total number of shares included
        in (a) being used to reduce
        maximum aggregate offering price
        in this Post-Effective Amendment       729,078

          WARBURG, PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND, INC.
                                 FORM N-1A


                             CROSS REFERENCE SHEET

                         ------------------------------

Part A
Item No.                                       Prospectus Heading*
--------                                       ------------------


1.     Cover Page..............................Cover Page

2.     Synopsis................................The Funds' Expenses

3.     Condensed Financial
         Information...........................Financial Highlights

4.     General Description of
         Registrant............................Cover Page; Investment Objective
                                                and Policies; Portfolio
                                                Investments; Risk Factors and
                                                Special Considerations; Certain
                                                Investment Strategies;
                                                Investment Guidelines; General
                                                Information

5.     Management of the
          Fund.................................Management of the Funds

6.     Capital Stock and
         Other Securities......................General Information

7.     Purchase of Securities
         Being Offered.........................How to Open an Account; How to
                                                Purchase Shares; Net Asset
                                                Value

8.     Redemption or
         Repurchase............................How to Redeem and Exchange
                                                Shares

9.     Legal Proceedings.......................Not applicable

--------
* Relates to Registrant's Common Share prospectus, which is substantially similar to Registrant's Advisor Share prospectus.

Part B                                         Heading in Statement of
Item No.                                       Additional Information
--------                                       ------------------


10.   Cover Page..............................Cover Page

11.   Table of Contents.......................Contents

12.   General Information
        and History...........................Management of the Funds; Notes to
                                               Financial Statements; See
                                               Prospectus--"General
                                               Information"

13.    Investment Objectives
         and Policies.........................Investment Objective; Investment
                                               Policies

14.    Management of the
        Registrant............................Management of the Funds; See
                                               Prospectus--"Management of the
                                               Funds"

15.    Control Persons and
        Principal Holders
        of Securities..........................Management of the Funds;
                                                Miscellaneous; See Prospectus
                                                --"General Information"

16.    Investment Advisory
        and Other Services.....................Management of the Funds; See
                                                Prospectus--"Management of the
                                                Funds" and "Shareholder
                                                Servicing"

17.    Brokerage Allocation....................Investment Policies; See
                                                Prospectus--"Portfolio
                                                Transactions and Turnover
                                                Rate"

18.   Capital Stock and
       Other Securities........................Management of the Funds--
                                                Organization of the Fund; See
                                                Prospectus--"General
                                                Information"

Part B                                         Heading in Statement of
Item No.                                       Additional Information
--------                                       ------------------

19.    Purchase, Redemption
        and Pricing of
        Securities Being
        Offered................................Additional Purchase and
                                                Redemption Information; See
                                                Prospectus--"How to Open an
                                                Account," "How to Purchase
                                                Shares," "How to Redeem and
                                                Exchange Shares" and "Net
                                                Asset Value"

20.    Tax Status..............................Additional Information
                                                Concerning Taxes; See
                                                Prospectus--"Dividends,
                                                Distributions and Taxes"

21.    Underwriters............................Investment Policies; Portfolio
                                                Transactions; See Prospectus--
                                                "Management of the Funds" and
                                                "Shareholder Servicing"

22.    Calculation of
        Performance Data.......................Determination of Performance


23.    Financial Statements....................Report of Independent
                                                Accountants; Financial
                                                Statements


Part C

     Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS
                               February 11, 1997


                                 WARBURG PINCUS
                               FIXED INCOME FUND

                                 WARBURG PINCUS
                            GLOBAL FIXED INCOME FUND

                                 WARBURG PINCUS
                     INTERMEDIATE MATURITY GOVERNMENT FUND

                                 WARBURG PINCUS
                      NEW YORK INTERMEDIATE MUNICIPAL FUND


                                     [Logo]

PROSPECTUS                                                     FEBRUARY 11, 1997


Warburg Pincus Funds are a family of open-end mutual funds that offer investors a variety of investment opportunities. Four funds are described in this
Prospectus:

WARBURG PINCUS FIXED INCOME FUND is a bond fund seeking high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fund will pursue its objectives by investing in a diversified portfolio of fixed income securities.


WARBURG PINCUS GLOBAL FIXED INCOME FUND is a bond fund seeking to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund will pursue its objective by investing in a portfolio principally consisting of investment grade fixed income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars.


WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND is an intermediate-term bond fund seeking as high a level of current income as is consistent with the preservation of capital. The Fund will pursue its objective by investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND is an intermediate-term municipal bond fund designed for New York investors seeking to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment and the preservation of capital.

NO LOAD CLASS OF COMMON SHARES
--------------------------------------------------------------------------------
Each Fund offers two classes of shares. A class of Common Shares that is 'no load' is offered by this Prospectus (i) directly from the Funds' distributor, Counsellors Securities Inc., and (ii) through various brokerage firms including Charles Schwab & Company, Inc. Mutual Fund OneSource'tm' Program; Fidelity Brokerage Services, Inc. FundsNetwork'tm' Program; Jack White & Company, Inc.; and Waterhouse Securities, Inc.

This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC'). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statements of Additional Information are available upon request and without charge by calling Warburg Pincus Funds at (800) 927-2874. Information regarding the status of shareholder accounts may also be obtained by calling a Fund at the same number. The Statements of Additional Information, as amended or supplemented from time to time, bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------
THESE  SECURITIES HAVE NOT  BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION  OR ANY STATE  SECURITIES COMMISSION PASSED  UPON
     THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

LOW MINIMUM INVESTMENT
--------------------------------------------------------------------------------


The minimum initial investment in each Fund is $2,500 ($500 for an IRA or Uniform Gifts to Minors Act account) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See 'How to Purchase Shares.'

THE FUNDS' EXPENSES
--------------------------------------------------------------------------------


   Each of Warburg Pincus Fixed Income Fund (the 'Fixed Income Fund'), Warburg Pincus Global Fixed Income Fund (the 'Global Fixed Income Fund'), Warburg Pincus Intermediate Maturity Government Fund (the 'Intermediate Government Fund') and Warburg Pincus New York Intermediate Municipal Fund (the 'New York Municipal Fund') (collectively, the 'Funds') currently offers two separate classes of shares: Common Shares and Advisor Shares. For a description of Advisor Shares see 'General Information.'



                                                                  Global       Intermediate    New York
                                               Fixed Income    Fixed Income     Government     Municipal
                                                   Fund            Fund            Fund          Fund
                                               ------------    ------------    ------------    ---------
Shareholder Transaction Expenses:
   Maximum Sales Load Imposed on Purchases (as
     a percentage of offering price)..........    0               0               0              0
Annual Fund Operating Expenses:
  (as a percentage of average net assets)
   Management Fees............................      .37%            .50%            .11%          .27%
   12b-1 Fees.................................    0               0               0              0
   Other Expenses.............................      .38%            .45%            .49%          .33%
                                                     --                              --            --
                                                                    ---
   Total Fund Operating Expenses (after fee
     waivers)`D'..............................      .75%            .95%            .60%          .60%
EXAMPLE
   You would pay the following expenses
     on a $1,000 investment, assuming (1) 5% annual return
     and (2) redemption at the end of each time period:
   1 year.....................................      $ 8            $ 10             $ 6           $ 6
   3 years....................................      $24            $ 30             $19           $19
   5 years....................................      $42            $ 53             $33           $33
   10 years...................................      $93            $117             $75           $75


--------------------------------------------------------------------------------

`D' Absent   the  waiver   of  fees  by   the  Funds'   investment  adviser  and
    co-administrator, Management Fees for the Fixed Income, Global Fixed Income, Intermediate Government and New York Municipal Funds would have equalled .50%, 1.00%, .50% and .40%, respectively; Other Expenses would have equalled .41%, .51%, .57% and .38%, respectively; and Total Fund Operating Expenses would have equalled .91%, 1.51%, 1.07% and .78%, respectively. The Funds' investment adviser and co-administrator are under no obligation to continue these waivers.


                          ---------------------------

   The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in Fund shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


   The information regarding each Fund for the four fiscal years ended October 31, 1996 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated December 18, 1996 is incorporated by reference in the relevant Fund's Statement of Additional Information. The information for the fiscal year ended October 31, 1992 has been audited by Ernst & Young LLP, whose report was unqualified. Further information about the performance of the Funds is contained in the Funds' annual report, dated October 31, 1996, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 927-2874.


FIXED INCOME FUND


                                                                                                           For the Period
                                                                                                           August 17, 1987
                                                                                                            (Commencement
                                                                                                                 of
                                                                                                             Operations)
                                                For the Year Ended October 31,                                 through
                    --------------------------------------------------------------------------------------   October 31,
                     1996      1995      1994      1993      1992      1991      1990      1989      1988       1987
                    ------    ------    ------    ------    ------    ------    ------    ------    ------  -------------
Net Asset Value,
 Beginning of
 Period.........    $10.07    $ 9.61    $10.42    $ 9.90    $ 9.61    $ 8.95    $ 9.74    $ 9.93    $ 9.62     $ 10.00
                    ------    ------    ------    ------    ------    ------    ------    ------    ------       -----
 Income from
   Investment
   Operations
 Net Investment
   Income.......       .63       .70       .63       .56       .67       .73       .88       .91       .88         .19
 Net Gains
   (Losses) from
   Securities
   and Foreign
   Currency
   Related Items
   (both
   realized and
  unrealized)...       .03       .46      (.70)      .52       .29       .66      (.79)     (.18)      .31        (.38)
                    ------    ------    ------    ------    ------    ------    ------    ------    ------       -----
 Total from
   Investment
   Operations...       .66      1.16      (.07)     1.08       .96      1.39       .09       .73      1.19        (.19)
                    ------    ------    ------    ------    ------    ------    ------    ------    ------       -----
 Less
   Distributions
 Dividends (from
   net
   investment
   income)......      (.63)     (.70)     (.65)     (.56)     (.67)     (.73)     (.88)     (.91)     (.88)       (.19)
 Distributions
   (from capital
   gains).......       .00       .00      (.09)      .00       .00       .00       .00      (.01)      .00         .00
                    ------    ------    ------    ------    ------    ------    ------    ------    ------       -----
 Total
 Distributions..      (.63)     (.70)     (.74)     (.56)     (.67)     (.73)     (.88)     (.92)     (.88)       (.19)
                    ------    ------    ------    ------    ------    ------    ------    ------    ------       -----
Net Asset Value,
 End of
 Period.........    $10.10    $10.07    $ 9.61    $10.42    $ 9.90    $ 9.61    $ 8.95    $ 9.74    $ 9.93     $  9.62
                    ------    ------    ------    ------    ------    ------    ------    ------    ------       -----
                    ------    ------    ------    ------    ------    ------    ------    ------    ------       -----
Total Return....      6.80%    12.59%     (.60%)   11.63%    10.28%    16.08%      .88%     7.78%    12.67%      (9.17%)*
Ratios/Supplemental
 Data
Net Assets, End
 of Period
 (000s).........    $151,184  $116,983  $102,246  $81,181   $65,095   $61,908   $60,815   $87,258   $75,499    $26,291
Ratios to
 Average Daily
 Net Assets:
 Operating
   expenses.....       .75%      .75%      .75%      .75%      .75%      .75%      .75%      .75%      .74%        .70%*
 Net investment
   income.......      6.30%     7.25%     6.53%     5.99%     6.82%     7.85%     9.35%     9.34%     8.80%       9.10%*
 Decrease
   reflected in
   above expense
   ratios due to
   waivers/
reimbursements..       .16%      .18%      .18%      .09%      .27%      .24%      .06%      .08%      .26%        .80%*
Portfolio
 Turnover Rate..    194.23%   182.93%   179.44%   227.37%   122.04%   150.61%   132.01%    78.25%    55.80%      30.00%*


--------------------------------------------------------------------------------

* Annualized.

GLOBAL FIXED INCOME FUND


                                                            For the Year Ended October 31,
                                          ------------------------------------------------------------------
                                           1996        1995        1994        1993        1992       1991*
                                          ------      ------      ------      ------      ------      ------
Net Asset Value, Beginning of Period...   $11.04      $10.45      $11.38      $10.68      $10.40      $10.00
                                          ------      ------      ------      ------      ------      ------
 Income from Investment
   Operations
 Net Investment Income.................      .62         .99         .34         .54         .86         .59
 Net Gains (Losses) from Securities and
   Foreign Currency Related Items (both
   realized and unrealized)............      .57         .09        (.64)       1.13         .28         .14
                                          ------      ------      ------      ------      ------      ------
 Total from Investment Operations......     1.19        1.08        (.30)       1.67        1.14         .73
                                          ------      ------      ------      ------      ------      ------
 Less Distributions
 Dividends (from net investment
   income).............................    (1.06)       (.49)       (.45)       (.85)       (.67)       (.33)
 Distributions (from capital gains)....      .00         .00        (.14)       (.12)       (.19)        .00
 Return of Capital.....................      .00         .00        (.04)        .00         .00         .00
                                          ------      ------      ------      ------      ------      ------
 Total Distributions...................    (1.06)       (.49)       (.63)       (.97)       (.86)       (.33)
                                          ------      ------      ------      ------      ------      ------
Net Asset Value, End of Period.........   $11.17      $11.04      $10.45      $11.38      $10.68      $10.40
                                          ------      ------      ------      ------      ------      ------
                                          ------      ------      ------      ------      ------      ------
Total Return...........................    11.35%      10.65%      (2.79%)     16.72%      11.08%       7.66%
Ratios/Supplemental Data
Net Assets, End of Period (000s).......   $131,072    $63,641     $90,394     $61,994     $17,092     $12,160
Ratios to Average Daily Net Assets:
 Operating expenses....................      .95%        .95%        .95%        .49%        .45%       1.09%
 Net investment income.................     6.78%       8.18%       6.96%       8.60%       8.66%       7.45%
 Decrease reflected in above expense
   ratios due to
   waivers/reimbursements..............      .56%        .63%        .65%       1.44%       2.42%       2.73%
Portfolio Turnover Rate................   123.90%     128.70%     178.11%     109.54%      93.14%     185.74%


--------------------------------------------------------------------------------
*  The Fund commenced operations on November 1, 1990.

INTERMEDIATE GOVERNMENT FUND


                                                                                                   For the Period
                                                                                                  August 22, 1988
                                                                                                  (Commencement of
                                            For the Year Ended October 31,                          Operations)
                      --------------------------------------------------------------------------      through
                       1996      1995      1994      1993      1992     1991      1990     1989   October 31, 1988
                      ------    ------    ------    ------    ------   ------    ------   ------  ----------------
Net Asset Value,
 Beginning of
 Period.............  $10.22    $ 9.66    $11.03    $11.23    $10.83   $10.24    $10.33   $10.27       $10.00
                      ------    ------    ------    ------    ------   ------    ------   ------        -----
 Income from Investment
   Operations
 Net Investment
   Income...........     .58       .59       .54       .59       .68      .76       .79      .82          .16
 Net Gains (Losses)
   from Securities
   (both realized
   and
   unrealized)......    (.06)      .56      (.73)      .34       .41      .59      (.09)     .06          .27
                      ------    ------    ------    ------    ------   ------    ------   ------        -----
 Total from
   Investment
   Operations.......     .52      1.15      (.19)      .93      1.09     1.35       .70      .88          .43
                      ------    ------    ------    ------    ------   ------    ------   ------        -----
 Less Distributions
 Dividends (from net
   investment
   income)..........    (.58)     (.59)     (.55)     (.59)     (.68)    (.76)     (.79)    (.82)        (.16)
 Distributions (from
   capital gains)...    (.09)      .00      (.63)     (.54)     (.01)     .00       .00      .00          .00
                      ------    ------    ------    ------    ------   ------    ------   ------        -----
 Total
   Distributions....    (.67)     (.59)    (1.18)    (1.13)     (.69)    (.76)     (.79)    (.82)        (.16)
                      ------    ------    ------    ------    ------   ------    ------   ------        -----
Net Asset Value, End
 of Period..........  $10.07    $10.22    $ 9.66    $11.03    $11.23   $10.83    $10.24   $10.33       $10.27
                      ------    ------    ------    ------    ------   ------    ------   ------        -----
                      ------    ------    ------    ------    ------   ------    ------   ------        -----
Total Return........    5.16%    12.32%    (1.78%)    8.79%    10.34%   13.71%     7.10%    9.05%       24.36%*
Ratios/Supplemental
 Data
Net Assets, End of
 Period (000s)......  $47,690   $55,898   $46,734   $77,565   $113,336 $89,006   $63,663  $26,861      $6,640
Ratios to Average
 Daily Net Assets:
 Operating
   expenses.........     .60%      .60%      .60%      .60%      .60%     .57%      .50%     .50%         .50%*
 Net investment
   income...........    5.68%     6.00%     5.43%     5.34%     6.10%    7.29%     7.78%    8.07%        8.22%*
 Decrease reflected
   in above expense
   ratios due to
   waivers/reimbursements..    .47%    .49%    .42%    .21%      .25%     .30%      .44%    1.53%        3.64%*
Portfolio turnover
 rate...............  163.59%   105.79%   115.37%   108.00%   165.70%   39.13%   112.69%   22.55%       27.97%


--------------------------------------------------------------------------------
*  Annualized.

NEW YORK MUNICIPAL FUND


                                                                                                      For the Period
                                                                                                      April 1, 1987
                                                                                                     (Commencement of
                                            For the Year Ended October 31,                             Operations)
                    -------------------------------------------------------------------------------  through October
                     1996     1995     1994     1993      1992     1991     1990     1989     1988       31, 1987
                    ------   ------   ------   ------    ------    -----    -----    -----   ------  ----------------
Net Asset Value,
 Beginning of
 Period.........    $10.42   $10.07   $10.65   $10.02    $ 9.88    $9.57    $9.59    $9.71   $ 9.39       $10.00
                    ------   ------   ------   ------    ------    -----    -----    -----   ------        -----
 Income from Investment
   Operations
 Net Investment
   Income.......       .45      .47      .46      .47       .50      .53      .60      .58      .55          .30
 Net Gains
   (Losses) from
   Securities
   (both
   realized and
  unrealized)...       .04      .36     (.45)     .68       .14      .31     (.02)    (.12)     .32         (.61)
                    ------   ------   ------   ------    ------    -----    -----    -----   ------        -----
 Total from
   Investment
   Operations...       .49      .83      .01     1.15       .64      .84      .58      .46      .87         (.31)
                    ------   ------   ------   ------    ------    -----    -----    -----   ------        -----
 Less
   Distributions
 Dividends (from
   net
   investment
   income)......      (.45)    (.47)    (.46)    (.47)     (.50)    (.53)    (.60)    (.58)    (.55)        (.30)
 Distributions
   (from capital
   gains).......      (.12)    (.01)    (.13)    (.05)      .00      .00      .00      .00      .00          .00
                    ------   ------   ------   ------    ------    -----    -----    -----   ------        -----
 Total
Distributions...      (.57)    (.48)    (.59)    (.52)     (.50)    (.53)    (.60)    (.58)    (.55)        (.30)
                    ------   ------   ------   ------    ------    -----    -----    -----   ------        -----
Net Asset Value,
 End of
 Period.........    $10.34   $10.42   $10.07   $10.65    $10.02    $9.88    $9.57    $9.59   $ 9.71       $ 9.39
                    ------   ------   ------   ------    ------    -----    -----    -----   ------        -----
                    ------   ------   ------   ------    ------    -----    -----    -----   ------        -----
Total Return....      4.87%    8.31%     .04%   11.67%     6.63%    9.43%    6.18%    4.91%    9.43%       (5.30%)*
Ratios/Supplemental
 Data
Net Assets, End
 of Period
 (000s).........    $77,559  $73,361  $75,716  $69,578   $54,012   $29,016  $21,916  $20,048 $27,596     $10,410
Ratios to
 Average Daily
 Net Assets:
 Operating
   expenses.....       .59%     .60%     .60%     .58%      .55%     .55%     .55%     .56%     .54%         .50%*
 Net investment
   income.......      4.41%    4.50%    4.41%    4.50%     4.99%    5.84%    6.21%    6.14%    5.70%        5.50%*
 Decrease
   reflected in
   above expense
   ratios due to
   waivers/reimbursements..    .18%    .26%    .20%    .20%    .40%   .65%    .76%     .72%    1.01%        2.10%*
Portfolio
 Turnover Rate..     69.23%  105.17%  167.09%  115.98%    47.79%   66.53%   70.45%   74.03%  145.20%       28.00%


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*  Annualized.

INVESTMENT OBJECTIVES AND POLICIES
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   Each Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Fund. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Funds may make.

FIXED INCOME FUND


   The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fund is a diversified management investment company which pursues its investment objectives by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, such as corporate bonds, debentures and notes, convertible debt securities, preferred stocks, government obligations, Municipal Obligations (as described below under 'New York Municipal Fund') and repurchase agreements with respect to portfolio securities. Under normal market conditions, the Fund intends that its portfolio of fixed income securities will have a weighted average remaining maturity not exceeding 10 years. The Fund may invest without limit in U.S. dollar-denominated, investment grade foreign securities, but limits to 35% of its assets the portion that may be invested in securities of foreign issuers that either are rated below investment grade or are denominated in a currency other than U.S. dollars.


   Under normal market conditions, at least 65% of all of the fixed income securities in the Fund will be rated investment grade. A security will be considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Services ('S&P'). The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P at the time of purchase or may be unrated securities considered to be of equivalent quality.


GLOBAL FIXED INCOME FUND

   The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund is a non-diversified management investment company which seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income obligations of governmental and corporate issuers denominated in various currencies (including U.S. dollars, or in multinational currency units such as European Currency Units ('ECUs')), including convertible debt securities and preferred stock. Issuers of these securities will be located in at least three countries and issuers located in any one country (other than the United States) will not represent more than 40% of the Fund's total assets. In addition, the Fund will not invest 25% or more of its assets in the securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions. The Fund may invest up to 20% of its total assets in equity securities, including common stock, warrants and rights. For temporary defensive purposes or during times of international political or economic uncertainty, all of the Fund's investments may be made temporarily in the United States or denominated in U.S. dollars.
   The Fund may invest in a wide variety of fixed income obligations issued anywhere in the world, including the United States. The Fund may purchase debt obligations issued or guaranteed by the United States or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the 'World Bank') or the European Investment Bank. The Fund may also purchase fixed income obligations of foreign corporations that are issued in a currency other than U.S. dollars. Because of fluctuating currency values, the Fund may engage in certain currency transactions, as described under 'Certain Investment Strategies -- Options, Futures and Currency Transactions' below.
   Under normal economic and market conditions, the dollar-weighted average maturity of the Fund's portfolio of fixed income securities will be between 3 and 10 years, using for purposes of this calculation the maturity of a security on its date of purchase. Individual issues may have maturities shorter or longer than 3 to 10 years.

   Warburg, Pincus Counsellors, Inc., each Fund's investment adviser ('Warburg'), will allocate investments among securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed income securities among various countries.

   The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade, or in unrated securities considered to be of equivalent quality.

INTERMEDIATE GOVERNMENT FUND

   The Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital. The Fund is a diversified management investment company which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in obligations issued or guaranteed by the United States government, its agencies or instrumentalities ('Government Securities'). Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between 3 and 10 years. Investments by the Fund in repurchase agreements on Government Securities are not included in determining the percentage of assets invested in Government Securities.
   The Fund may invest in Government Trust Certificates. Each Certificate evidences an undivided fractional interest in a Government Trust (each, a 'Trust'). The assets of each Trust consist of a promissory note, payable in U.S. Dollars (the 'Loan Note'), representing a loan made by the Trust to the government of Israel (the 'Borrower'), backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the 'Guaranty'), of the due and punctual payment of 90% of payments of principal and interest due on the Loan Note and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, or derivatives thereof, such as trust receipts or other securities evidencing an interest in such United States government securities, sufficient to pay the remaining 10% of all payments of principal and interest due on the Loan Notes. Each Certificate issued by a Trust represents the right to receive a portion of the payments due on the Loan Note held by that Trust. The Certificates are not subject to prepayment or acceleration. Each Guaranty is entitled to the full faith and credit of the United States of America. A Certificateholder's right to receive any payments with respect to the Guaranty will be subject to termination if such holder breaches the terms of its Certificate.
   Certificates are not considered by the Fund to be Government Securities. The Certificates represent undivided fractional interests in the Loan Notes, but the Certificates are not direct obligations of, and are not guaranteed by, the Borrower. Thus, in the event of a failure to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the Borrower.

NEW YORK MUNICIPAL FUND


   The New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment and the preservation of capital. The Fund is a non-diversified management investment company which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in investment grade 'New York Municipal Obligations.' New York Municipal Obligations are debt obligations (other than short-term securities), the interest on which is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income tax. Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between 3 and 10 years. If Warburg believes that suitable New York Municipal Obligations are not available, the Fund may for temporary defensive reasons invest without limit in (i) municipal obligations that pay interest which is excluded from gross income for federal income tax purposes but which is not exempt from New York State and New York City personal income taxes and (ii) taxable or tax-exempt money market obligations. It is a fundamental policy of the Fund that, except during temporary defensive periods, the Fund will have at least 80% of its assets invested in obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ('Municipal Obligations'). This fundamental policy may not be amended without first obtaining the approval of holders of a majority of the outstanding shares of the Fund. The Fund may invest up to 20% of its total assets in debt obligations other than Municipal Obligations. The Fund may invest in unrated issues that are believed by Warburg to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.


PORTFOLIO INVESTMENTS
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   MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal conditions, up to 35% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding Municipal Obligations rated within the three highest grades by Moody's or S&P.
   For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund other than the Intermediate Government Fund may invest without limit in short-term money market obligations, and the Intermediate Government Fund may invest without limit in short-term Government Securities.

   Repurchase Agreements. Under normal market conditions, each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the governing Board of each Fund (the 'governing Board' or 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the '1940 Act').

   Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg or the Funds' co-administrator, PFPC Inc. ('PFPC'). A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The Intermediate Government Fund and the New York Municipal Fund would invest in money market mutual funds that invest in Government Securities and tax-exempt securities, respectively. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.
   U.S GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ('GNMA')); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ('FNMA') and Federal Home Loan Mortgage Corporation ('FHLMC') bonds).
   CONVERTIBLE SECURITIES. Convertible securities in which the Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.
   STRUCTURED SECURITIES. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.
   Mortgage-Backed Securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by GNMA, FNMA or FHLMC provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal.  Neither  the  value  of  nor  the  yield  on  these  mortgage-backed securities or shares of the Funds is guaranteed by the U.S. government. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgaged-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities. The Funds' yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments may tend to increase due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to interest rates.
   Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the 'Reference') or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.
   Assignments and Participations. Each Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.
   When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
   Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. A Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a

Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
   A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.
   With respect to the New York Municipal Fund, income derived from participations or assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS
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   For certain additional risks related to each Fund's investments, see 'Portfolio Investments' beginning at page 10 and 'Certain Investment Strategies' beginning at page 18.

   Among the factors that may be considered in deciding whether to invest in a security are the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history and the ability of the issuer's management. Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. Government Securities are considered to be of the highest credit quality available. Government Securities, however, will be affected by general changes in interest rates. The price volatility of a Fund's shares where the Fund invests in intermediate maturity bonds will be substantially less than that of long-term bonds. An intermediate maturity bond will generally have a lower yield than that of a long-term bond. Longer-term securities in which the Funds may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities.
   NEW YORK MUNICIPAL OBLIGATIONS. The New York Municipal Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations. Certain substantial issuers of New York

Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the New York Municipal Fund's portfolio. Other considerations affecting the New York Municipal Fund's investments in New York Municipal Obligations are summarized in the Fund's Statement of Additional Information.
   NON-DIVERSIFIED STATUS. The Global Fixed Income Fund and the New York Municipal Fund are each classified as a non-diversified investment company under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their assets that they may invest in the obligations of a single issuer. The Funds will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As non-diversified investment companies, the Funds may invest a greater proportion of their assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Funds assume large positions in the securities of a small number of issuers, their return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
   LOWER-RATED SECURITIES. There are certain risk factors associated with lower-rated securities. Securities rated in the fourth highest grade have speculative characteristics, and securities rated B have speculative elements and a greater vulnerability to default than higher-rated securities. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.

   The Fixed Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P and in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

   Lower-rated and comparable unrated securities (commonly referred to as 'junk bonds') (i) will likely have some quality and protective characteristics that,
in   the  judgment  of   the  rating  organization,   are  outweighed  by  large
uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
   The market value of securities in lower-rated categories is more volatile than that of higher quality securities. In addition, the Fixed Income Fund and the Global Fixed Income Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Funds' ability to dispose of particular issues and may make it more difficult for the Fixed Income Fund and the Global Fixed Income Fund to obtain accurate market quotations for purposes of valuing the Funds and calculating their respective net asset values.
   For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information of the Fixed Income and Global Fixed Income Funds.

   NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the Securities Act ('Rule 144A Securities'). A Rule 144A Security will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.
   Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
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   A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Fund. In addition, to the extent it is consistent with a Fund's investment objective, the Fund also may engage in short-term trading. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. This investment approach and use of certain of the investment strategies described below may result in a high portfolio turnover rate. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in each Fund's Statement of Additional Information.
   Newly issued Government Securities normally are purchased by a Fund directly from the issuer or from an underwriter acting as a principal. Other purchases and sales usually are placed by the Fund with those dealers which Warburg determines offer the best price and execution. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from a dealer in the after market normally are executed at a price between the bid and asked prices.
   All orders for transactions in securities or options on behalf of a Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ('Counsellors Securities'). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
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   Although there is no intention of doing so during the coming year, each Fund may enter into reverse repurchase agreements and dollar rolls. Detailed information concerning each Fund's strategies and related risks is contained below and in the Fund's Statement of Additional Information.

STRATEGIES AVAILABLE TO ALL FUNDS

   OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the National Association of Securities Dealers, Inc. and by the Code.

   Securities and Index Options. The Funds may purchase and write covered put and call options traded on U.S. and foreign exchanges as well as over-the-counter ('OTC') without limit on the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Fund may also purchase and write without limit exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index.
   The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.
   Futures Contracts and Related Options. Each Fund may enter into interest rate, securities index and, in the case of the Fixed Income and Global Fixed Income Funds, currency futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of securities index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified interest rate, index or exchange rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
   Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.
   Currency Exchange Transactions. The Fixed Income and Global Fixed Income Funds may conduct currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded and OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

   Hedging Considerations. The Funds may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
   Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.

   Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities, indexes and currencies; interest rate, index and currency futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

   ZERO COUPON SECURITIES. Each Fund may invest without limit in 'zero coupon securities.' Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such other securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. Redemption of shares of a Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. In addition, a Fund's investments in zero coupon securities will result in special tax consequences, which are described below under 'Dividends, Distributions and Taxes -- Taxes.'
   WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fixed Income Fund, the Global Fixed Income Fund and the Intermediate Government Fund may each utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. The New York Municipal Fund may without limit purchase Municipal Obligations on a when-issued basis. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a 'when, as and if issued' basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will establish a segregated account with its custodian consisting of cash, Government Securities or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery.

   INTEREST RATE, INDEX, MORTGAGE AND CURRENCY SWAPS; INTEREST RATE CAPS, FLOORS AND COLLARS. Each Fund may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.


   A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Funds and Warburg believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.

   The Fund will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by Warburg.

STRATEGIES AVAILABLE TO THE FIXED INCOME FUND, THE GLOBAL FIXED INCOME FUND AND THE INTERMEDIATE GOVERNMENT FUND

   SHORT SALES AGAINST THE BOX. The Fixed Income Fund, the Global Fixed Income Fund and the Intermediate Government Fund may each enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' may be entered into by a Fund to, for exmple, lock in a sale price for a security the Fund does not wish to sell immediately or to postpone a gain or loss for federal income tax purposes. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which the Fund may make short sales may be limited by Code requirements for qualification as a regulated investment company. See 'Dividends, Distributions and Taxes' for other tax considerations applicable to short sales.


STRATEGIES AVAILABLE TO THE FIXED INCOME FUND AND
THE GLOBAL FIXED INCOME FUND

   FOREIGN SECURITIES. The Fixed Income and Global Fixed Income Funds may invest in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often less rigorous than those applied in the United States. The yield of the Funds may be adversely affected by fluctuations in the value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Funds to market and foreign exchange fluctuations brought about by such delays and due to the corresponding negative impact on the Funds' liquidity, the Funds will avoid investing in countries that are known to experience settlement delays which may expose the Funds to unreasonable risk of loss. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities may also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
   REITS. The Fixed Income Fund and the Global Fixed Income Fund may invest in real estate investment trusts ('REITs'), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.
   Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

STRATEGY AVAILABLE TO THE FIXED INCOME FUND AND
THE INTERMEDIATE GOVERNMENT FUND

   LENDING OF PORTFOLIO SECURITIES. The Fixed Income Fund and the Intermediate Government Fund may lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. These loans, if and when made, may not exceed 20% and 30%, respectively, of the total assets of the Fixed Income Fund and the Intermediate Government Fund, respectively, taken at value and will be collateralized by cash, letters of credit or Government Securities, which are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a 'finder.' The Fund bears a risk of loss in the event that the other party to the loan agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to retrieve and dispose of the loaned securities, including the risk of a possible decline in the value of the loaned securities during the period in which the Fund seeks to assert its rights.

STRATEGIES AVAILABLE TO THE FIXED INCOME FUND AND
THE NEW YORK MUNICIPAL FUND

   NEW YORK MUNICIPAL OBLIGATIONS. New York Municipal Obligations include debt obligations of the State of New York and its political subdivisions, agencies and public authorities issued to obtain funds for various public purposes and debt obligations issued by other governmental entities (such as Puerto Rico) if such debt obligations generate interest income which is excluded from gross income for federal taxable income purposes and exempt from New York State and New York City personal income taxes.
   MUNICIPAL OBLIGATIONS. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue bonds and a Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.
   A Fund may invest without limit in Municipal Obligations that are repayable out of revenue streams generated from economically related projects or facilities or Municipal Obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such related projects or facilities experience financial difficulties. Each Fund intends during the coming year to limit investments in such obligations to less than 25% of its assets.
   ALTERNATIVE MINIMUM TAX BONDS. The Funds may invest without limit in 'Alternative Minimum Tax Bonds,' which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate 'alternative minimum tax.' The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Fixed Income Fund does not intend to purchase Alternative Minimum Tax Bonds.
   VARIABLE RATE AND MASTER DEMAND NOTES. Municipal Obligations purchased by a Fund may include variable rate and master demand notes issued by industrial development authorities and other governmental entities. Variable rate demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. Master demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate)  and permit daily  changes in the  amount borrowed. While  there may be no active secondary market with respect to a particular variable rate or master demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable rate or master demand note involved in the event the issuer of the note defaulted on its payment obligations, and a Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.
   STAND-BY COMMITMENTS. The Fixed Income Fund and the New York Municipal Fund may acquire stand-by commitments with respect to Municipal Obligations held in their respective portfolios. Under a stand-by commitment, which is commonly known as a 'put', a dealer agrees to purchase, at a Fund's option, specified Municipal Obligations at a specified price. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them, and will be valued at zero in determining the Fund's net asset value. A stand-by commitment is not transferable by a Fund, although the Fund can sell the underlying Municipal Obligations to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Funds intend to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the
creditworthiness  of  the  issuer  of   a  stand-by  commitment,  Warburg   will
periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Funds will acquire stand-by commitments only in order to facilitate portfolio liquidity and do not intend to exercise their rights under stand-by commitments for trading purposes.

STRATEGY AVAILABLE TO THE INTERMEDIATE GOVERNMENT FUND

   GOVERNMENT ZERO COUPON SECURITIES. The Intermediate Government Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as 'Government zero coupon securities'). The market value of Government zero coupon securities that are considered Government Securities is used for purposes of determining whether at least 65% of the Intermediate Government Fund's total assets is invested in Government Securities. However, receipts or certificates which are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities will not be considered Government Securities for purposes of the 65% test. For a description of zero coupon securities and the tax and other considerations associated with investing in them, see 'Zero Coupon Securities' above and 'Dividends, Distributions and Taxes -- Taxes' below.

INVESTMENT GUIDELINES
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   Each Fund may each invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) with respect to each Fund other than the Intermediate Government Fund, time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Although the Fixed Income Fund and the Global Fixed Income Fund may each invest up to 10% of its net assets in warrants, neither Fund currently intends to invest in warrants. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, in an amount up to 30% of its total assets and may pledge assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Fund's total assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the governing Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in each Fund's Statement of Additional Information.


MANAGEMENT OF THE FUNDS
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   INVESTMENT ADVISER. Each Fund employs Warburg as its investment adviser. Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of each such Fund. Warburg also employs a support staff of management personnel to provide services to the Funds and furnishes the Funds with office space, furnishings and equipment.
   For the services provided by Warburg, the Fixed Income Fund, the Global Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund pay Warburg a fee calculated at an annual rate of .50%,

1.00%, .50% and .40%, respectively, of the Fund's average daily net assets. Warburg and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.


   Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1997, Warburg managed approximately $17.9 billion of assets, including approximately $10.7 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership, which itself is controlled by Warburg, Pincus & Co. ('WP&Co.'), also a New York general partnership. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


   PORTFOLIO MANAGERS. Dale C. Christensen is a co-portfolio manager and president of each of the Funds. Mr. Christensen is a managing director of Warburg and has been associated with Warburg since 1989, before which time he was a senior vice president at Citibank, N.A. He has been with each Fund since January 1992. M. Anthony E. van Daalen is a co-portfolio manager of the Fixed Income and Intermediate Government Funds. Mr. van Daalen is a senior vice president of Warburg and has been associated with Warburg since 1992, prior to which time he was an assistant vice president at Citibank, N.A. Laxmi C. Bhandari, also a senior vice president of Warburg, is a co-portfolio manager of the Global Fixed Income Fund. Mr. Bhandari has been a co-portfolio manager of the Global Fixed Income Fund since joining Warburg in 1993, before which time he was a vice president at the Paribas Corporation. Sharon B. Parente is a co-portfolio manager of the New York Municipal Fund. Ms. Parente is a senior vice president of Warburg and has been a co-portfolio manager of the New York Municipal Fund since joining Warburg in 1992, before which time she was a vice president at Citibank, N.A.


   CO-ADMINISTRATORS. Each Fund employs Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the governing Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays

Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.

   Each Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for each Funds and assists in related aspects of the Fund's operations. As compensation each of the Fixed Income, Intermediate Maturity Government and New York Municipal Funds pays PFPC a fee calculated at an annual rate of .05% of its average daily net assets, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. As compensation the Global Fixed Income Fund pays PFPC a fee calculated at an annual rate of .12% of its first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

   CUSTODIANS. PNC Bank, National Association ('PNC') serves as custodian of the assets of each of the Funds. Fiduciary Trust Company International ('Fiduciary') also serves as custodian of the Global Fixed Income Fund's assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. Fiduciary's principal business address is Two World Trade Center, New York, New York 10048.
   TRANSFER AGENT. State Street Bank and Trust Company ('State Street') acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ('BFDS'), a 50%-owned subsidiary, responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
   DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
   Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.
   DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to the Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors/Trustees and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information of each Fund.

HOW TO OPEN AN ACCOUNT
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   In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone

Warburg Pincus Funds at (800) 927-2874. An investor may also obtain an account application by writing to:

Warburg Pincus Funds
P.O. Box 9030
Boston, Massachusetts 02205-9030

   Completed and signed account applications should be mailed to Warburg Pincus Funds at the above address.

   RETIREMENT PLANS AND UGMA ACCOUNTS. For information (i) about investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account ('IRA') or a Simplified Employee Pension IRA ('SEP-IRA'), or
(ii) about opening a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act ('UGMA') account, an investor should telephone Warburg Pincus Funds at (800) 927-2874 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UGMA accounts.


   CHANGES TO ACCOUNT. For information on how to make changes to an account, an investor should telephone Warburg Pincus Funds at (800) 927-2874.


HOW TO PURCHASE SHARES
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   Common Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire. The minimum initial investment in a Fund is $2,500 and the minimum subsequent investment is $100, except that subsequent minimum investments can be as low as $50 under the Automatic Monthly Investment Plan described below. For retirement plans and UGMA accounts, the minimum initial investment is $500. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. In addition, the Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of Warburg or its affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in investment minimum requirements.


   After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined below. Wire payments for initial and subsequent investments should be preceded by an order placed with a Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.


   BY MAIL. If the investor desires to purchase Common Shares by mail, a check or money order made payable to the Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with a completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities, at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form by the close of regular trading on the New York Stock Exchange (the 'NYSE') (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a 'business day'), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value determined for the next business day after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day after payment has been received. Checks or money orders in payment for shares of more than one Warburg Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see 'Net Asset Value' below.


   BY WIRE. Investors may also purchase Common Shares in a Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 927-2874. Federal funds may be wired to Counsellors Securities using the following wire address:

  State Street Bank and Trust Co.
  225 Franklin St.
  Boston, MA 02101
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Insert Warburg Pincus Fund name(s) here]
  DDA# 9904-649-2
  [Shareowner name]
  [Shareowner account number]
   If a telephone order is received by the close of regular trading on the NYSE and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.




   PURCHASES THROUGH INTERMEDIARIES. Common Shares of each Fund are available through the Charles Schwab & Company, Inc. Mutual Fund OneSourceTM Program; Fidelity Brokerage Services, Inc. FundsNetworkTM Program; Jack White & Company, Inc.; and Waterhouse Securities Inc. Generally, these programs do not require customers to pay a transaction fee in connection with purchases or redemptions. The Funds are also available through certain broker-dealers, financial institutions and other industry professionals (including the programs described above, collectively, 'Service Organizations'). Certain features of the Funds, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund. Therefore, a client or customer should contact the Service Organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with their agreements with the Fund and with clients or customers.


   Service Organizations that have entered into agreements with a Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.


   For administration, subaccounting, transfer agency and/or other services, Warburg, Counsellors Securities or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee of up to .35% (the 'Service Fee') of the average annual value of accounts with a Fund maintained by such Service Organizations or recordkeepers. A portion of the Service Fee may be borne by the Fund as a transfer agency fee. In addition, a Service Organization or recordkeeper may directly or indirectly pay a portion of its Service Fee to the Fund's custodian or transfer agent for costs related to accounts of its clients or customers. The Service Fee payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

   AUTOMATIC MONTHLY INVESTING. Automatic monthly investing allows shareholders to authorize a Fund to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calender day of each month. To establish the automatic monthly investing option, obtain a separate application or complete the 'Automatic Investment Program' section of the account applications and include a voided, unsigned check from the bank account to be debited. Only an account maintained at a domestic financial institution which is an automatic clearing house member may be used. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Investment Program. Please refer to an account application for further information, or contact Warburg Pincus Funds at (800) 927-2874 for information or to modify or terminate the program. Investors should allow a period of up to 30 days in order to implement an Automatic Investment Program. The failure to provide complete information could result in further delays.


   GENERAL. Each Fund reserves the right to reject any specific purchase order. The Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective(s). In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES
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   REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below).

   Common Shares of the Funds may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, you may be giving up a measure of security that you may have if you were to redeem or exchange your shares in writing. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to Warburg Pincus Funds at the address indicated above under 'How to Open an Account.' An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. In order to change the bank account or address designated to receive the redemption proceeds, the investor must send a written request (with signature guarantee of all investors listed on the account when such a change is made in conjunction with a redemption request) to Warburg Pincus Funds. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 927-2874 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records,
(iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.

   After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. No Fund currently imposes a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under 'How to Open an Account.' Although each Fund will redeem shares purchased by check or through the Automatic Investment Program before the funds or check clear, payments of the redemption proceeds will be delayed for five days (for funds received through the Automatic Investment Program) or 10 days (for check purchases) from the date of purchase. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds.


   If a redemption order is received by a Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

   The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
   If, due to redemptions, the value of an investor's account drops to less than $2,000 ($250 in the case of a retirement plan or UGMA account), each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.
   TELEPHONE TRANSACTIONS. In order to request redemptions by telephone, investors must have completed and returned to Warburg Pincus Funds an account application containing a telephone election. Unless contrary instructions are elected, an investor will be entitled to make exchanges by telephone. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund to confirm that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.

   AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the 'Automatic Withdrawal Plan' section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the plan, investors should contact Warburg Pincus Funds at (800) 927-2874.


   EXCHANGE OF SHARES. An investor may exchange Common Shares of a Fund for Common Shares of another Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. Due to the costs involved in effecting exchanges, each Fund reserves the right to refuse to honor more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders. Currently, exchanges may be made among the Funds and with the following other funds:

 WARBURG PINCUS CASH RESERVE FUND -- a money market fund investing in short-term, high quality money market instruments;
 WARBURG PINCUS NEW YORK TAX EXEMPT FUND -- a money market fund investing in short-term, high quality municipal obligations designed for New York investors seeking income exempt from federal, New York State and New York City income tax;
 WARBURG PINCUS TAX FREE FUND -- a bond fund seeking maximum current income exempt from federal income taxes, consistent with preservation of captial;

 WARBURG PINCUS BALANCED FUND -- a fund seeking maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital through diversified investments in equity and debt securities;
 WARBURG PINCUS GROWTH & INCOME FUND -- an equity fund seeking long-term growth of capital and income and a reasonable current return;
 WARBURG PINCUS CAPITAL APPRECIATION FUND -- an equity fund seeking long-term capital appreciation by investing principally in equity securities of medium-sized domestic companies;

 WARBURG PINCUS STRATEGIC VALUE FUND -- an equity fund seeking capital appreciation by investing in undervalued companies and market sectors;


 WARBURG PINCUS EMERGING GROWTH FUND -- an equity fund seeking maximum capital appreciation by investing in emerging growth companies;

 WARBURG PINCUS SMALL COMPANY VALUE FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of small companies;

 WARBURG PINCUS SMALL COMPANY GROWTH FUND -- an equity fund seeking capital growth by investing in equity securities of small sized domestic companies;


 WARBURG PINCUS HEALTH SCIENCES FUND -- an equity fund seeking capital appreciation by investing primarily in equity and debt securities of health sciences companies;


 WARBURG PINCUS POST-VENTURE CAPITAL FUND -- a fund seeking long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development and pursuing an aggressive investment strategy;


 WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of U.S. and foreign issuers in their post-venture capital stage of development;

 WARBURG PINCUS INTERNATIONAL EQUITY FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of non-United States issuers;
 WARBURG PINCUS EMERGING MARKETS FUND -- an equity fund seeking growth of capital by investing primarily in securities of non-United States issuers consisting of companies in emerging securities markets;
 WARBURG PINCUS JAPAN GROWTH FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of Japanese issuers; and WARBURG PINCUS JAPAN OTC FUND -- an equity fund seeking long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.
   The exchange privilege is available to shareholders residing in any state in which the Common Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Common Shares of a Fund for Common Shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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   DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period (which includes amortization of market discount) less amortization of market premium and applicable expenses. The Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund each declares its dividends from its net investment income daily and pays those dividends monthly in the calendar year in which they are declared. The Global Fixed Income Fund declares dividends from its net investment income quarterly. Net investment income earned on weekends and when the NYSE is not opened will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and will be paid in the calendar year in which they are declared, generally in November or December. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Common Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under 'How to Open an Account' or by calling Warburg Pincus Funds at (800) 888-6878.
   A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
   Special Distribution Matters Relating to the New York Municipal Fund. If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or a tax-free return of capital (up to the amount of the shareholder's tax basis in his shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.
   TAXES. Each Fund intends to continue to qualify each year as a 'regulated investment company' within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.
   The investments by the Funds in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Funds each year even though the Funds receive no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Funds will not be subject to tax on this income if they pay dividends to their shareholders substantially equal to all the income received from, or imputed with respect to, their investments during the year, including their zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Funds.

   Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. In the case of the New York Municipal Fund, any loss realized by a shareholder on the sale or redemption of a Fund share held by the shareholder for six months or less will be disallowed to the extent of the amount of any exempt-interest dividend received by the shareholder with respect to such share. The portion of such loss not disallowed as described in the preceding sentence shall be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. An investor in the New York Municipal Fund who redeems his shares prior to the declaration of a dividend may lose tax-exempt status on accrued income attributable to tax-exempt Municipal Obligations. Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends may qualify for the dividends received deduction for corporations to the extent they are derived from dividends attributable to certain types of stock issued by U.S. domestic corporations.


   Dividends and interest received by a Fund with respect to its foreign investments may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If either of the Fixed Income Fund or the Global Fixed Income Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the respective Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, that Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fixed Income Fund or the Global Fixed Income Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. As a result, shareholders of the Fund would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

   Special Tax Matters Relating to the Intermediate Government Fund. Investors in the Intermediate Government Fund do not have to pay state and local income taxes with respect to interest income on most types of Government Securities if the investors are the tax owners of these Government Securities. Furthermore, some states, if certain requirements are satisfied, permit investors to treat the portion of their regulated investment company dividends that is attributable to interest income on these Government Securities as tax-exempt income for state or local income tax purposes. Other states treat all of these dividends as subject to state and local income taxation. Investors in the Fund should consult their own tax advisers to assess the consequences of investing in the Fund under state and local laws generally and to determine whether dividends paid by the Fund that represent interest derived from Government Securities are exempt from any applicable state or local taxes.
   Special Tax Matters Relating to the New York Municipal Fund and the Fixed Income Fund. As a regulated investment company, the New York Municipal

Fund will designate and pay exempt-interest dividends derived from interest earned on qualifying Municipal Obligations. Such exempt-interest dividends may be excluded by investors of the Fund from their gross income for federal income tax purposes although (i) all or a portion of such exempt-interest dividends will be a specific tax-preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1986 and (ii) all exempt-interest dividends will be a component of the 'current earnings' adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, dividends paid by the Fund will be subject to a branch profits tax of up to 30% when received by certain foreign corporate investors. Dividends derived from interest on qualifying New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes.

   The Fixed Income Fund does not expect to meet the tax requirements that would enable it to pay exempt-interest dividends with respect to income derived from its holdings of Municipal Obligations.

   Special Tax Matters Relating to the Fixed Income Fund, the Global Fixed Income Fund and the Intermediate Government Fund. Certain provisions of the Code may require that a gain recognized by a Fund upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Fund upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Fund held the securities used to close the short sale. The Fund's use of short sales may also affect the holding periods of certain securities held by the Fund if such securities are 'substantially identical' to securities used by the Fund to close the short sale. The Fund's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.

   GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. In the case of the New York Municipal Fund, these statements set forth the dollar amount of income excluded or exempt from federal income or New York State and New York City personal income taxes and the dollar amount, if any, subject to federal taxation. These statements also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE
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   Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.
   The net asset value per Common Share of each Fund is computed by adding the Common Shares' pro rata share of the value of the Fund's assets, deducting the Common Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to the Common Shares and then dividing the result by the total number of outstanding Common Shares.

   Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.


PERFORMANCE
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   The  Funds quote  the performance  of Common  Shares separately  from Advisor
Shares. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading 'Warburg Pincus Funds.' From time to time, each Fund may advertise yield and average annual total return of its Common Shares over various periods of time. The yield refers to net investment income generated by the Common Shares over a specified thirty-day period, which is then annualized. That is, the amount of net investment income generated by the Common Shares during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. In addition, advertisements concerning the Intermediate Government Fund and the New York Municipal Fund may describe a tax equivalent yield. The tax equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Common Shares' tax-free yield. It is calculated by increasing the yield shown for the Common Shares to the extent necessary to reflect the payment of specified tax rates. Thus, the tax equivalent yield will always exceed a Fund's Common Shares' yield. Total return figures show the average percentage change in value of an investment in the Common Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Common Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Common Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).
   When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Common Shares for various periods, representing the cumulative change in value of an investment in the Common Shares for the specific period (again reflecting changes in the Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

   Investors should note that yield, tax-equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds' Statement of Additional Information describes the method used to determine the yield and total return. Current performance figures may be obtained by calling Warburg Pincus Funds at (800) 927-2874.

   In reports or other communications to investors or in advertising material, a Fund may describe general economic and market conditions affecting the Fund. A Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Fixed Income Fund, with the Lehman Bond Index (an unmanaged index of government and corporate bonds calculated by Lehman Brothers); in the case of the Global Fixed Income Fund, with the J.P. Morgan Traded Index (an index of non-U.S. dollar bonds of ten countries with active bond markets), the Salomon Brothers World Government Bond Index (a hedged, market-capitalization weighted index designed to track major government debt markets) and the Lipper General World Income Average (an average of funds that invest primarily in non-U.S. dollar and U.S. dollar debt instruments); in the case of the Intermediate Government Fund, with the Lehman Intermediate Government Bond Index (an unmanaged index of government bonds calculated by Lehman Brothers); and in the case of the New York Municipal Fund, with the Bond Buyer Index (the 'BBI') (an unmanaged index of 20 General Obligation issues of 20-year maturity from various municipalities across the nation published by the American Banker) and the Lipper New York Intermediate Municipal Debt Funds Average (an
unmanaged index of 61 Intermediate Municipal Debt Funds calculated by Lipper Analytical Services); or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may also include evaluations of each Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, SmartMoney and The Wall Street Journal.


   In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare its expense ratio of its Common Shares to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.


GENERAL INFORMATION
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   ORGANIZATION. The Fixed Income Fund and the New York Municipal Fund were organized under the laws of The Commonwealth of Massachusetts as Massachusetts business trusts in 1987 and 1986, respectively. In 1992, these Funds changed their names from 'Counsellors Fixed Income Fund' and 'Counsellors New York Municipal Bond Fund' to 'Warburg, Pincus Fixed Income Fund' and 'Warburg, Pincus New York Municipal Bond Fund,' respectively. On February 28, 1995, the New York Municipal Fund changed its name to 'Warburg, Pincus New York Intermediate Municipal Fund.' The Global Fixed Income Fund and the Intermediate Government Fund were incorporated under the laws of the State of Maryland in 1990 and 1988, respectively, under the names 'Counsellors Global Fixed Income Fund, Inc.' and 'Counsellors Intermediate Maturity Government Fund, Inc.,' respectively. On October 27, 1995 and February 16, 1996, the Funds amended their respective charters to change their names to 'Warburg, Pincus Global Fixed Income Fund, Inc.' and 'Warburg, Pincus Intermediate Maturity Government Fund, Inc.'
   The Agreement and Declaration of Trust of each of the Fixed Income Fund and the New York Municipal Fund authorizes each Fund's Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Common Shares and two billion shares are classified as Advisor Shares. The charters of the Global Fixed Income Fund and the Intermediate Government Fund authorize each Fund's Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.





   VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Global Fixed Income Fund or the Intermediate Government Fund may be removed by the shareholders at any time by a vote of a majority of the votes entitled to be cast for the election of Directors. Investors of record of no less than two-thirds of the outstanding shares of the Fixed Income Fund or the New York Municipal Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a governing Board member at the written request of holders of 10% of the outstanding shares of a Fund. Lionel I. Pincus may be deemed to be a controlling person of each Fund because he may be deemed to possess or share investment power over shares owned by clients of Warburg.


   SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at (800) 927-2874.

   The prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.



                         ---------------------------------
  NO PERSON  HAS  BEEN  AUTHORIZED  TO  GIVE ANY  INFORMATION  OR  TO  MAKE  ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, EACH FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE COMMON SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


The Funds' Expenses.....................................................    2
Financial Highlights....................................................    3
Investment Objectives and Policies......................................    7
Portfolio Investments...................................................   10
Risk Factors and Special Considerations.................................   14
Portfolio Transactions and Turnover Rate................................   17
Certain Investment Strategies...........................................   18
Investment Guidelines...................................................   27
Management of the Funds.................................................   27
How to Open an Account..................................................   29
How to Purchase Shares..................................................   30
How to Redeem and Exchange Shares.......................................   33
Dividends, Distributions and Taxes......................................   37
Net Asset Value.........................................................   40
Performance.............................................................   41
General Information.....................................................   43



                                     [Logo]


                     P.O. BOX 9030, BOSTON, MA 02205-9030
                          800-WARBURG (800-927-2874)


          COUNSELLORS SECURITIES INC., DISTRIBUTOR.       WPBDF-1-0297

                                                                      PROSPECTUS

WARBURG PINCUS ADVISOR FUNDS                                   FEBRUARY 11, 1997

FIXED INCOME FUND

GLOBAL FIXED INCOME FUND

INTERMEDIATE MATURITY GOVERNMENT FUND

NEW YORK INTERMEDIATE MUNICIPAL FUND




                                         B
                                    BONDS FUNDS





                                       [LOGO]
                                     INVESTMENTS

PROSPECTUS                                                     February 11, 1997


Warburg Pincus Advisor Funds are a family of open-end mutual funds that are offered to investors who wish to buy shares through an investment professional, to financial institutions investing on behalf of their customers and to retirement plans that elect to make one or more Advisor Funds an investment option for participants in the plans. Four Advisor Funds are described in this
Prospectus:


WARBURG PINCUS FIXED INCOME FUND is a bond fund seeking high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fund will pursue its objectives by investing in a diversified portfolio of fixed income securities.



WARBURG PINCUS GLOBAL FIXED INCOME FUND is a bond fund seeking to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund will pursue its objective by investing in a portfolio principally consisting of investment grade fixed income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars.



WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND is an intermediate-term bond fund seeking as high a level of current income as is consistent with the preservation of capital. The Fund will pursue its objective by investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.



WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND is an intermediate-term municipal bond fund designed for New York investors seeking to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment and the preservation of capital.



The Funds currently offer two classes of shares, one of which, the Advisor Shares, is offered pursuant to this Prospectus. The Advisor Shares of the Funds, as well as Advisor Shares of certain other Warburg Pincus-advised funds, are sold under the name 'Warburg Pincus Advisor Funds.' Individual investors may purchase Advisor Shares only through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries ('Institutions'). The Advisor Shares impose a 12b-1 fee of .25% (in the case of the Global Fixed Income Fund, .50%) per annum, which is the economic equivalent of a sales charge. The Funds' Common Shares are available for purchase by individuals directly and are offered by a separate prospectus.



This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the 'SEC'). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statements of Additional Information are also available upon request and without charge by calling Warburg Pincus Advisor Funds at (800) 369-2728. Information regarding the status of shareholder accounts may be obtained by calling the Funds at the same number. The Statements of Additional Information, as amended or supplemented from time to time, bear the same date as this Prospectus and are incorporated by reference in their entirety into this Prospectus.



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------

THESE  SECURITIES HAVE NOT  BEEN APPROVED OR DISAPPROVED  BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
     ACCURACY OR ADEQUACY  OF THIS  PROSPECTUS. ANY  REPRESENTATION TO  THE
                       CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

NO MINIMUM INVESTMENT
--------------------------------------------------------------------------------

There is no minimum amount of initial or subsequent purchases of shares imposed on Institutions. See 'How to Purchase Shares.'

THE FUNDS' EXPENSES
--------------------------------------------------------------------------------
   Each of Warburg Pincus Fixed Income Fund (the 'Fixed Income Fund'), Warburg Pincus Global Fixed Income Fund (the 'Global Fixed Income Fund'), Warburg Pincus Intermediate Maturity Government Fund (the 'Intermediate Government Fund') and Warburg Pincus New York Intermediate Municipal Fund (the 'New York Municipal Fund') (collectively, the 'Funds') currently offers two separate classes of shares: Common Shares and Advisor Shares. See 'General Information.' Because of the higher fees paid by Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares.


                                                       Global      Intermediate   New York
                                     Fixed Income   Fixed Income    Government    Municipal
                                         Fund           Fund           Fund         Fund
                                     ------------   ------------   ------------   --------
Shareholder Transaction Expenses
   Maximum Sales Load Imposed on
     Purchases
     (as a percentage of offering
     price)........................         0              0              0            0
Annual Fund Operating Expenses
  (as a percentage of average net
  assets)
   Management Fees.................       .37%           .50%           .11%         .27%
   12b-1 Fees......................       .25%*          .50%*          .25%*        .25%*
   Other Expenses..................       .38%           .45%           .49%         .33%
                                          ---            ---            ---          ---
   Total Fund Operating Expenses
     (after fee waivers)`D'........      1.00%          1.45%           .85%         .85%
EXAMPLE
   You would pay the following expenses
     on a $1,000 investment, assuming (1) 5%
     annual return and (2) redemption at the end
     of each time period:
   1 year..........................      $ 10           $ 15           $  9         $  9
   3 years.........................      $ 32           $ 46           $ 27         $ 27


--------------------------------------------------------------------------------
 * Current 12b-1 fees are .25% per annum for the Fixed Income, Intermediate Government and New York Municipal Funds and .50% per annum for the Global Fixed Income Fund, in each case out of a maximum .75% authorized under the Advisor Shares' Distribution Plans. At least a portion of these fees should be considered by the investor to be the economic equivalent of a sales charge.

`D' Absent   the  waiver   of  fees  by   the  Funds'   investment  adviser  and
    co-administrator, Management Fees for the Fixed Income, Global Fixed Income, Intermediate Government and New York Municipal Funds would have equalled .50%, 1.00%, .50%, and .40%, respectively; Other Expenses would have equalled .41%, .51%, .57% and .38%, respectively; and Total Fund Operating Expenses would have equalled 1.16%, 2.01%, 1.32% and 1.03%, respectively. Other Expenses for the Funds are based on annualized estimates for the fiscal year ended October 31, 1996, net of any fee waivers or expense reimbursements. The investment adviser and co-administrator are under no obligation to continue these waivers.

                          ---------------------------

   The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in Fund shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%. Long-term holders of Advisor Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (the 'NASD').

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

   The information regarding the Fixed Income, Global Fixed Income and New York Intermediate Muncipal Funds for the fiscal year ended October 31, 1996 has been derived from information audited by Cooper & Lybrand L.L.P., independent accountants, whose report dated October 18, 1996 is incorporated by reference in the relevant Fund's Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' annual report, dated October 31, 1996, copies of which may be obtained without charge by calling Warburg Pincus Advisor Funds at (800) 369-2728.



FIXED INCOME FUND



                                                                                  For the Period
                                                                                   July 3, 1996
                                                                                 (Commencement of
                                                                               Operations) through
                                                                                 October 31, 1996
                                                                               --------------------
Net Asset Value, Beginning of Period.......................................          $   9.90
                                                                                       ------
 Income from Investment Operations:
 Net Investment Income.....................................................               .19
 Net Gains on Securities (both realized and unrealized)....................               .20
                                                                                       ------
 Total from Investment Operations..........................................               .39
                                                                                       ------
 Less Distributions:
 Dividends (from net investment income)....................................              (.19)
 Distributions (from capital gains)........................................               .00
                                                                                       ------
 Total Distributions.......................................................              (.19)
                                                                                       ------
Net Asset Value, End of Period.............................................          $  10.10
                                                                                       ------
                                                                                       ------
Total Return...............................................................              3.93%`D'
Ratios/Supplemental Data:
 Net Assets, End of Period (000s)..........................................          $    911
Ratios to Average Daily Net Assets:
 Operating expenses........................................................              1.00%*
 Net investment income.....................................................              5.85%*
 Decrease reflected in above operating expense ratio due to
   waivers/reimbursements..................................................               .11%*
Portfolio turnover rate....................................................            194.23%`D'


--------------------------------------------------------------------------------
`D' Non-Annualized
 * Annualized


GLOBAL FIXED INCOME FUND



                                                                                  For the Period
                                                                                 August 12, 1996
                                                                                 (Commencement of
                                                                               Operations) through
                                                                                 October 31, 1996
                                                                               --------------------
Net Asset Value, Beginning of Period.......................................          $  10.90
                                                                                       ------
 Income from Investment Operations:
 Net Investment Income.....................................................               .10
 Net Gains on Securities and Foreign Currency Related Items (both realized
   and unrealized).........................................................               .27
                                                                                       ------
 Total from Investment Operations..........................................               .37
                                                                                       ------
 Less Distributions:
 Dividends (from net investment income)....................................              (.10)
 Distributions (from capital gains)........................................               .00
                                                                                       ------
 Total Distributions.......................................................              (.10)
                                                                                       ------
Net Asset Value, End of Period.............................................          $  11.17
                                                                                       ------
                                                                                       ------
Total Return...............................................................              3.41%`D'
Ratios/Supplemental Data:
 Net Assets, End of Period (000s)..........................................          $     39
Ratios to Average Daily Net Assets:
 Operating expenses........................................................              1.45%*
 Net investment income.....................................................              5.69%*
 Decrease reflected in above operating expense ratio due to
   waivers/reimbursements..................................................               .21%*
Portfolio turnover rate....................................................            123.90%`D'


--------------------------------------------------------------------------------
`D' Non-Annualized
 * Annualized

NEW YORK INTERMEDIATE MUNICIPAL FUND



                                                                                  For the Period
                                                                                  August 5, 1996
                                                                                 (Commencement of
                                                                               Operations) through
                                                                                 October 31, 1996
                                                                               --------------------
Net Asset Value, Beginning of Period.......................................          $  10.34
                                                                                       ------
 Income from Investment Operations:
 Net Investment Income.....................................................               .09
 Net Gains on Securities (both realized and unrealized)....................               .00
                                                                                       ------
 Total from Investment Operations..........................................               .09
                                                                                       ------
 Less Distributions:
 Dividends (from net investment income)....................................              (.09)
 Distributions (from capital gains)........................................               .00
                                                                                       ------
 Total Distributions.......................................................              (.09)
                                                                                       ------
Net Asset Value, End of Period.............................................          $  10.34
                                                                                       ------
                                                                                       ------
Total Return...............................................................               .88%`D'
Ratios/Supplemental Data:
 Net Assets, End of Period (000s)..........................................          $      1
Ratios to Average Daily Net Assets:
 Operating expenses........................................................               .63%*
 Net investment income.....................................................              3.88%*
 Decrease reflected in above operating expense ratio due to
   waivers/reimbursements..................................................               .01%*
Portfolio turnover rate....................................................             69.23%`D'


--------------------------------------------------------------------------------
`D' Non-Annualized
 * Annualized

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
   Each Fund's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Fund. Any investment involves risk and, therefore, there can be no assurance that any Fund will achieve its investment objective. See 'Portfolio Investments' and 'Certain Investment Strategies' for descriptions of certain types of investments the Funds may make.

FIXED INCOME FUND


   The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fund is a diversified management investment company which pursues its investment objectives by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, such as corporate bonds, debentures and notes, convertible debt securities, preferred stocks, government obligations, Municipal Obligations (as described below under 'New York Municipal Fund') and repurchase agreements with respect to portfolio securities. Under normal market conditions, the Fund intends that its portfolio of fixed income securities will have a weighted average remaining maturity not exceeding 10 years. The Fund may invest without limit in U.S. dollar-denominated, investment grade foreign securities, but limits to 35% of its assets the portion that may be invested in securities of foreign issuers that either are rated below investment grade or are denominated in a currency other than U.S. dollars.



   Under normal market conditions, at least 65% of all of the fixed income securities in the Fund will be rated investment grade. A security will be considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Services ('S&P'). The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P at the time of purchase or may be unrated securities considered to be of equivalent quality.


GLOBAL FIXED INCOME FUND

   The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund is a non-diversified management investment company which seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income obligations of governmental and corporate issuers denominated in various currencies (including U.S. dollars, or in multinational currency units such as European Currency Units ('ECUs')), including convertible debt securities and preferred stock. Issuers of these securities will be located in at least three countries and issuers located in any one country (other than the United States) will not represent more than 40% of the Fund's total assets. In addition, the Fund will not invest 25% or more of its assets in the securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions. The Fund may invest up to 20% of its total assets in equity securities, including common stock, warrants and rights. For temporary defensive purposes or during times of international political or economic uncertainty, all of the Fund's investments may be made temporarily in the United States or denominated in U.S. dollars.

   The Fund may invest in a wide variety of fixed income obligations issued anywhere in the world, including the United States. The Fund may purchase debt obligations issued or guaranteed by the United States or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the 'World Bank') or the European Investment Bank. The Fund may also purchase fixed income obligations of foreign corporations that are issued in a currency other than U.S. dollars. Because of fluctuating currency values, the Fund may engage in certain currency transactions, as described under 'Certain Investment Strategies -- Options, Futures and Currency Transactions' below.

   Under normal economic and market conditions, the dollar-weighted average maturity of the Fund's portfolio of fixed income securities will be between 3 and 10 years, using for purposes of this calculation the maturity of a security on its date of purchase. Individual issues may have maturities shorter or longer than 3 to 10 years.


   Warburg, Pincus Counsellors, Inc., each Fund's investment adviser ('Warburg'), will allocate investments among securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed income securities among various countries.


   The Fund may hold up to 35% of its net assets in fixed income securities rated below investment grade, or in unrated securities considered to be of equivalent quality.

INTERMEDIATE GOVERNMENT FUND

   The Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital. The Fund is a diversified management investment company which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in obligations issued or guaranteed by the United States government, its agencies or instrumentalities ('Government Securities'). Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between 3 and 10 years. Investments by the Fund in repurchase agreements on Government Securities are not included in determining the percentage of assets invested in Government Securities.

   The Fund may invest in Government Trust Certificates. Each Certificate evidences an undivided fractional interest in a Government Trust (each, a 'Trust'). The assets of each Trust consist of a promissory note, payable in U.S. Dollars (the 'Loan Note'), representing a loan made by the Trust to the government of Israel (the 'Borrower'), backed by a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense (the 'Guaranty'), of the due and punctual payment of 90% of payments of principal and interest due on the Loan Note and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government, or derivatives thereof, such as trust receipts or other securities evidencing an interest in such United States government securities, sufficient to pay the remaining 10% of all payments of principal and interest due on the Loan Notes. Each Certificate issued by a Trust represents the right to receive a portion of the payments due on the Loan Note held by that Trust. The Certificates are not subject to prepayment or acceleration. Each Guaranty is entitled to the full faith and credit of the United States of America. A Certificateholder's right to receive any payments with respect to the Guaranty will be subject to termination if such holder breaches the terms of its Certificate.

   Certificates are not considered by the Fund to be Government Securities. The Certificates represent undivided fractional interests in the Loan Notes, but the Certificates are not direct obligations of, and are not guaranteed by, the Borrower. Thus, in the event of a failure to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the Borrower.

NEW YORK MUNICIPAL FUND


   The New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment and the preservation of capital. The Fund is a non-diversified management investment company which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in investment grade 'New York Municipal Obligations.' New York Municipal Obligations are debt obligations (other than short-term securities), the interest on which is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income tax. Under normal market conditions, the Fund will maintain a weighted average portfolio maturity of between 3 and 10 years. If Warburg believes that suitable New York Municipal Obligations are not available, the Fund may for temporary defensive reasons invest without limit in (i) municipal obligations that pay interest which is excluded from gross income for federal income tax purposes but which is not exempt from New York State and New York City personal income taxes and (ii) taxable or tax-exempt money market obligations. It is a fundamental policy of the Fund that, except during temporary defensive periods, the Fund will have at least 80% of its assets invested in obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ('Municipal Obligations'). This fundamental policy may not be amended without first obtaining the approval of holders of a majority of the outstanding shares of the Fund. The Fund may invest up to 20% of its total assets in debt obligations other than Municipal Obligations. The Fund may invest in unrated issues that are believed by Warburg to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.


PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
   MONEY MARKET OBLIGATIONS. Each Fund is authorized to invest, under normal conditions, up to 35% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of Government Securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding Municipal Obligations rated within the three highest grades by Moody's or S&P.

   For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund other than the Intermediate Government Fund may invest without limit in short-term money market obligations, and the Intermediate Government Fund may invest without limit in short-term Government Securities.


   Repurchase Agreements. Under normal market conditions, each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. Warburg, acting under the supervision of the governing Board of each Fund (the 'governing Board' or 'Board'), monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the '1940 Act').


   Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund, Warburg or the Funds' co-administrator, PFPC Inc. ('PFPC'). A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The Intermediate Government Fund and the New York Municipal Fund would invest in money market mutual funds that invest in Government Securities and tax-exempt securities, respectively. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

   U.S GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ('GNMA')); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ('FNMA') and Federal Home Loan Mortgage Corporation ('FHLMC') bonds).

   CONVERTIBLE SECURITIES. Convertible securities in which the Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.

   STRUCTURED SECURITIES. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

   Mortgage-Backed Securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by GNMA, FNMA or FHLMC provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal. Neither the value of nor the yield on these mortgage-backed securities or shares of the Funds is guaranteed by the U.S. government. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgaged-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities. The Funds' yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments may tend to increase due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to interest rates.

   Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the 'Reference') or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

   Assignments and Participations. Each Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

   When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

   Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. A Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a

Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
   A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.
   With respect to the New York Municipal Fund, income derived from participations or assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS
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   For certain additional risks related to each Fund's investments, see 'Portfolio Investments' beginning at page 8 and 'Certain Investment Strategies' beginning at page 16.


   Among the factors that may be considered in deciding whether to invest in a security are the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history and the ability of the issuer's management. Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. Government Securities are considered to be of the highest credit quality available. Government Securities, however, will be affected by general changes in interest rates. The price volatility of a Fund's shares where the Fund invests in intermediate maturity bonds will be substantially less than that of long-term bonds. An intermediate maturity bond will generally have a lower yield than that of a long-term bond. Longer-term securities in which the Funds may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities.

   NEW YORK MUNICIPAL OBLIGATIONS. The New York Municipal Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations. Certain substantial issuers of New York

Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Obligations has at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the New York Municipal Fund's portfolio. Other considerations affecting the New York Municipal Fund's investments in New York Municipal Obligations are summarized in the Fund's Statement of Additional Information.

   NON-DIVERSIFIED STATUS. The Global Fixed Income Fund and the New York Municipal Fund are each classified as a non-diversified investment company under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their assets that they may invest in the obligations of a single issuer. The Funds will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the 'Code'), for qualification as a regulated investment company. As non-diversified investment companies, the Funds may invest a greater proportion of their assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Funds assume large positions in the securities of a small number of issuers, their return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

   LOWER-RATED SECURITIES. There are certain risk factors associated with lower-rated securities. Securities rated in the fourth highest grade have speculative characteristics, and securities rated B have speculative elements and a greater vulnerability to default than higher-rated securities. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although Warburg will consider such event in its determination of whether the Fund should continue to hold the securities.


   The Fixed Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P and in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.


   Lower-rated and comparable unrated securities (commonly referred to as 'junk bonds') (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

   The market value of securities in lower-rated categories is more volatile than that of higher quality securities. In addition, the Fixed Income Fund and the Global Fixed Income Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Funds' ability to dispose of particular issues and may make it more difficult for the Fixed Income Fund and the Global Fixed Income Fund to obtain accurate market quotations for purposes of valuing the Funds and calculating their respective net asset values.

   For a complete description of the rating systems of Moody's and S&P, see the Appendix to the Statement of Additional Information of the Fixed Income and Global Fixed Income Funds.


   NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but that can be sold to 'qualified institutional buyers' in accordance with Rule 144A under the Securities Act ('Rule 144A Securities'). A Rule 144A Security will be considered illiquid and therefore subject to each Fund's limitation on the purchase of illiquid securities, unless the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of each Fund will carefully monitor any investments by the Fund in Rule 144A Securities. The Boards may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for any determination regarding liquidity.

   Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
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   A Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Fund. In addition, to the extent it is consistent with a Fund's investment objective, the Fund also may engage in short-term trading. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. This investment approach and use of certain of the investment strategies described below may result in a high portfolio turnover rate. High portfolio turnover rates (100% or more) may result in dealer mark ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See 'Dividends, Distributions and Taxes -- Taxes' below and 'Investment Policies -- Portfolio Transactions' in each Fund's Statement of Additional Information.

   Newly issued Government Securities normally are purchased by a Fund directly from the issuer or from an underwriter acting as a principal. Other purchases and sales usually are placed by the Fund with those dealers which Warburg determines offer the best price and execution. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from a dealer in the after market normally are executed at a price between the bid and asked prices.

   All orders for transactions in securities or options on behalf of a Fund are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Funds' distributor ('Counsellors Securities'). A Fund may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
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   Although there is no intention of doing so during the coming year, each Fund may enter into reverse repurchase agreements and dollar rolls. Detailed information concerning each Fund's strategies and related risks is contained below and in the Fund's Statement of Additional Information.

STRATEGIES AVAILABLE TO ALL FUNDS

   OPTIONS, FUTURES AND CURRENCY TRANSACTIONS. At the discretion of Warburg, each Fund may, but is not required to, engage in a number of strategies involving options, futures and forward currency contracts. These strategies, commonly referred to as 'derivatives,' may be used (i) for the purpose of hedging against a decline in value of the Fund's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A FUND'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Fund's net asset value and performance. Therefore, an investment in a Fund may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Funds' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and the NASD and by the Code.


   Securities and Index Options. The Funds may purchase and write covered put and call options traded on U.S. and foreign exchanges as well as over-the-counter ('OTC') without limit on the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as 'premiums') for granting the rights evidenced by the options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Fund may also purchase and write without limit exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index.

   The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

   Futures Contracts and Related Options. Each Fund may enter into interest rate, securities index and, in the case of the Fixed Income and Global Fixed Income Funds, currency futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the 'CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of securities index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified interest rate, index or exchange rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

   Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be 'bona fide hedging' will not exceed 5% of a Fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

   Currency Exchange Transactions. The Fixed Income and Global Fixed Income Funds may conduct currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded and OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

   Hedging Considerations. The Funds may engage in options, futures and currency transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to correctly predict movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.

   Additional Considerations. To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out an option or futures position without incurring substantial losses, if at all. The Fund is also subject to the risk of a default by a counterparty to an off-exchange transaction.


   Asset Coverage. Each Fund will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Fund on securities, indexes and currencies; interest rate, index and currency futures contracts and options on these futures contracts; and forward currency contracts. The use of these strategies may require that the Fund maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


   ZERO COUPON SECURITIES. Each Fund may invest without limit in 'zero coupon securities.' Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such other securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. Redemption of shares of a Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. In addition, a Fund's investments in zero coupon securities will result in special tax consequences, which are described below under 'Dividends, Distributions and Taxes -- Taxes.'

   WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fixed Income Fund, the Global Fixed Income Fund and the Intermediate Government Fund may each utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. The New York Municipal Fund may without limit purchase Municipal Obligations on a when-issued basis. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a 'when, as and if issued' basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will establish a segregated account with its custodian consisting of cash, Government Securities or other liquid high-grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery.


   INTEREST RATE, INDEX, MORTGAGE AND CURRENCY SWAPS; INTEREST RATE CAPS, FLOORS AND COLLARS. Each Fund may enter into interest rate index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows or a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.



   A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor cap or collar are held in a segregated account consisting of cash or liquid securities, the Funds and Warburg believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.


   The Fund will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by Warburg.

STRATEGIES AVAILABLE TO THE FIXED INCOME FUND, THE GLOBAL FIXED INCOME FUND AND THE INTERMEDIATE GOVERNMENT FUND

   SHORT SALES AGAINST THE BOX. The Fixed Income Fund, the Global Fixed Income Fund and the Intermediate Government Fund may each enter into a short sale of securities such that when the short position is open the Fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one 'against the box,' may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately or to postpone a gain or loss for federal income tax purposes. The Fund will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which the Fund may make short sales may be limited by Code requirements for qualification as a regulated investment company. See 'Dividends, Distributions and Taxes' for other tax considerations applicable to short sales.


STRATEGIES AVAILABLE TO THE FIXED INCOME FUND AND THE GLOBAL FIXED INCOME FUND

   FOREIGN SECURITIES. The Fixed Income and Global Fixed Income Funds may invest in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often less rigorous than those applied in the United States. The yield of the Funds may be adversely affected by fluctuations in the value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Funds to market and foreign exchange fluctuations brought about by such delays and due to the corresponding negative impact on the Funds' liquidity, the Funds will avoid investing in countries that are known to experience settlement delays which may expose the Funds to unreasonable risk of loss. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities may also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

   REITS. The Fixed Income Fund and the Global Fixed Income Fund may invest in real estate investment trusts ('REITs'), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

   Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

STRATEGY AVAILABLE TO THE FIXED INCOME FUND AND THE INTERMEDIATE GOVERNMENT FUND

   LENDING OF PORTFOLIO SECURITIES. The Fixed Income Fund and the Intermediate Government Fund may lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. These loans, if and when made, may not exceed 20% and 30%, respectively, of the total assets of the Fixed Income Fund and the Intermediate Government Fund, respectively, taken at value and will be collateralized by cash, letters of credit or Government Securities, which are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a 'finder.' The Fund bears a risk of loss in the event that the other party to the loan agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to retrieve and dispose of the loaned securities, including the risk of a possible decline in the value of the loaned securities during the period in which the Fund seeks to assert its rights.

STRATEGIES AVAILABLE TO THE FIXED INCOME FUND AND THE NEW YORK MUNICIPAL FUND

   NEW YORK MUNICIPAL OBLIGATIONS. New York Municipal Obligations include debt obligations of the State of New York and its political subdivisions, agencies and public authorities issued to obtain funds for various public purposes and debt obligations issued by other governmental entities (such as Puerto Rico) if such debt obligations generate interest income which is excluded from gross income for federal taxable income purposes and exempt from New York State and New York City personal income taxes.

   MUNICIPAL OBLIGATIONS. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue bonds and a Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

   A Fund may invest without limit in Municipal Obligations that are repayable out of revenue streams generated from economically related projects or facilities or Municipal Obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such related projects or facilities experience financial difficulties. Each Fund intends during the coming year to limit investments in such obligations to less than 25% of its assets.

   ALTERNATIVE MINIMUM TAX BONDS. The Funds may invest without limit in 'Alternative Minimum Tax Bonds,' which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate 'alternative minimum tax.' The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Fixed Income Fund does not intend to purchase Alternative Minimum Tax Bonds.

   VARIABLE RATE AND MASTER DEMAND NOTES. Municipal Obligations purchased by a Fund may include variable rate and master demand notes issued by industrial development authorities and other governmental entities. Variable rate demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. Master demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the amount borrowed. While there may be no active secondary market with respect to a particular variable rate or master demand note purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable rate or master demand note involved in the event the issuer of the note defaulted on its payment obligations, and a Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.

   STAND-BY COMMITMENTS. The Fixed Income Fund and the New York Municipal Fund may acquire stand-by commitments with respect to Municipal Obligations held in their respective portfolios. Under a stand-by commitment, which is commonly known as a 'put', a dealer agrees to purchase, at a Fund's option, specified Municipal Obligations at a specified price. A Fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them, and will be valued at zero in determining the Fund's net asset value. A stand-by commitment is not transferable by a Fund, although the Fund can sell the underlying Municipal Obligations to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Funds intend to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Funds will acquire stand-by commitments only in order to facilitate portfolio liquidity and do not intend to exercise their rights under stand-by commitments for trading purposes.

STRATEGY AVAILABLE TO THE INTERMEDIATE GOVERNMENT FUND

   GOVERNMENT ZERO COUPON SECURITIES. The Intermediate Government Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and (iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as 'Government zero coupon securities'). The market value of Government zero coupon securities that are considered Government Securities is used for purposes of determining whether at least 65% of the Intermediate Government Fund's total assets is invested in Government Securities. However, receipts or certificates which are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities will not be considered Government Securities for purposes of the 65% test. For a description of zero coupon securities and the tax and other considerations associated with investing in them, see 'Zero Coupon Securities' above and 'Dividends, Distributions and Taxes -- Taxes' below.

INVESTMENT GUIDELINES
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   Each Fund may each invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ('illiquid securities'), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) with respect to each Fund other than the Intermediate Government Fund, time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Although the Fixed Income Fund and the Global Fixed Income Fund may each invest up to 10% of its net assets in warrants, neither Fund currently intends to invest in warrants. Each Fund may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, in an amount up to 30% of its total assets and may pledge assets to the extent necessary to secure permitted borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Fund's total assets, the Fund will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the governing Board of each Fund, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Fund has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Fund's outstanding shares is contained in each Fund's Statement of Additional Information.


MANAGEMENT OF THE FUNDS
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   INVESTMENT ADVISER. Each Fund employs Warburg as its investment adviser. Warburg, subject to the control of each Fund's officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. Warburg makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of each such Fund. Warburg also employs a support staff of management personnel to provide services to the Funds and also furnishes the Funds with office space, furnishings and equipment.


   For the services provided by Warburg, the Fixed Income Fund, the Global Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund pay Warburg a fee calculated at an annual rate of .50%, 1.00%, .50% and .40%, respectively, of the Fund's average daily net assets. Warburg and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.


   Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1997, Warburg managed approximately $17.9 billion of assets, including approximately $10.7 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ('Warburg G.P.'), a New York general partnership, which itself is controlled by Warburg, Pincus & Co. ('WP&Co.'), also a New York general partnership. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.



   PORTFOLIO MANAGERS. Dale C. Christensen is a co-portfolio manager and president of each of the Funds. Mr. Christensen is a managing director of Warburg and has been associated with Warburg since 1989, before which time he was a senior vice president at Citibank, N.A. He has been with each Fund since January 1992. M. Anthony E. van Daalen is a co-portfolio manager of the Fixed Income and Intermediate Government Funds. Mr. van Daalen is a senior vice president of Warburg and has been associated with Warburg since 1992, prior to which time he was an assistant vice president at Citibank, N.A. Laxmi C. Bhandari, also a senior vice president of Warburg, is a co-portfolio manager of the Global Fixed Income Fund. Mr. Bhandari has been a co-portfolio manager of the Global Fixed Income Fund since joining Warburg in 1993, before which time he was a vice president at the Paribas Corporation. Sharon B. Parente is a co-portfolio manager of the New York Municipal Fund. Ms. Parente is a senior vice president of Warburg and has been a co-portfolio manager of the New York Municipal Fund since joining Warburg in 1992, before which time she was a vice president at Citibank, N.A.



   CO-ADMINISTRATORS. Each Fund employs Counsellors Funds Service, Inc. ('Counsellors Service'), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the governing Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Funds. As compensation, each Fund pays Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.

   Each Fund employs PFPC, an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Fund's net asset value, provides all accounting services for each Fund and assists in related aspects of the Fund's operations. As compensation each of the Fixed Income, Intermediate Maturity Government and New York Municipal Funds pays PFPC a fee calculated at an annual rate of .05% of its average daily net assets, subject in each case to a minimum annual fee and exclusive of out-of-pocket expenses. As compensation the Global Fixed Income Fund pays PFPC a fee calculated at an annual rate of .12% of its first $250 million in average daily net assets, .10% of the next $250 million in average daily net assets, .08% of the next $250 million in average daily net assets, and .05% of average daily net assets over $750 million, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.


   CUSTODIANS. PNC Bank, National Association ('PNC') serves as custodian of the assets of each of the Funds. Fiduciary Trust Company International ('Fiduciary') also serves as custodian of the Global Fixed Income Fund's assets. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. Fiduciary's principal business address is Two World Trade Center, New York, New York 10048.

   TRANSFER AGENT. State Street Bank and Trust Company ('State Street') acts as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. It has delegated to Boston Financial Data Services, Inc. ('BFDS'), a 50%-owned subsidiary, responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

   DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.

   Warburg or its affiliates may, at their own expense, provide promotional incentives to parties who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of Fund shares.

   DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to the Board. The Boards set broad policies for each Fund and choose its officers. A list of the Directors/Trustees and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information of each Fund.

HOW TO PURCHASE SHARES
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   Individual investors may only purchase Warburg Pincus Advisor Fund shares through Institutions. The Funds reserve the right to make Advisor Shares available to other investors in the future. References in this Prospectus to shareholders or investors are generally to Institutions as the record holders of the Advisor Shares.


   Each Institution separately determines the rules applicable to its customers investing in a Fund, including minimum initial and subsequent investment requirements and the procedures to be followed to effect purchases, redemptions and exchanges of Advisor Shares. There is no minimum amount of initial or subsequent purchases of Advisor Shares imposed on Institutions, although the Funds reserve the right to impose minimums in the future.

   Orders for the purchase of Advisor Shares are placed with an Institution by its customers. The Institution is responsible for the prompt transmission of the order to the Fund or its agent.


   Institutions may purchase Advisor Shares by telephoning the Fund and sending payment by wire. After telephoning (800) 369-2728 for instructions, an Institution should then wire federal funds to Counsellors Securities using the following wire address:


  State Street Bank and Trust Co.
  225 Franklin St.
  Boston, MA 02101
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Insert Warburg Pincus Advisor
  Fund name(s) here]
  DDA# 9904-649-2
  [Shareowner name]
  [Shareowner account number]

   Orders by wire will not be accepted until a completed account application has been received in proper form, and an account number has been established. If a telephone order is received by the close of regular trading on the New York Stock Exchange ('NYSE') (currently 4:00 p.m., Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the shares will be priced according to the net asset value of the Fund on that day and are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form by the close of the NYSE without a prior telephone order, the purchase will be priced according to the net asset value of the relevant Fund on that day and is entitled to dividends and distributions beginning on that day. However, if a wire in proper form that is not preceded by a telephone order is received after the close of regular trading on the NYSE, the payment will be held uninvested until the order is effected at the close of business on the next business day. Payment for orders that are not accepted will be returned after prompt inquiry. Certain organizations or Institutions that have entered into agreements with a Fund or its agent may enter confirmed purchase orders on behalf of customers, with payment to follow no later than three business days following the day the order is effected. If payment is not received by such time, the organization could be held liable for resulting fees or losses.

   After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the relevant Fund or its agent and should clearly indicate the investor's account number. In the interest of economy and convenience, physical certificates representing shares in the Fund are not normally issued.

   The Funds understand that some broker-dealers (other than Counsellors Securities), financial institutions, securities dealers and other industry professionals may impose certain conditions on their clients or customers that invest in a Fund, which are in addition to or different than those described in this Prospectus, and may charge their clients or customers direct fees. Certain features of a Fund, such as the initial and subsequent investment minimums, redemption fees and certain trading restrictions, may be modified or waived in these programs, and administrative charges may be imposed for the services rendered. Therefore, a client or customer should contact the organization acting on his behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his account with the organization.


   GENERAL. Each Fund reserves the right to reject any specific purchase order. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES
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   REDEMPTION OF SHARES. An investor of a Fund may redeem (sell) shares on any day that the Fund's net asset value is calculated (see 'Net Asset Value' below). Requests for the redemption (or exchange) of Advisor Shares are placed with an Institution by its customers, which is then responsible for the prompt transmission of this request to the Fund or its agent.

   Institutions may redeem Advisor Shares by calling Warburg Pincus Advisor Funds at (800) 369-2728 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any business day. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and
(v) the name of the person requesting the redemption.

   After receipt of the redemption request the redemption proceeds will be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Funds do not currently impose a service charge for effecting wire transfers but reserve the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Advisor Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Advisor Funds by mail at Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, Massachusetts 02205-9030.


   If a redemption order is received by a Fund or its agent prior to the close of regular trading on the NYSE, the redemption order will be effected at the net asset value per share as determined on that day. If a redemption order is received after the close of regular trading on the NYSE, the redemption order will be effected at the net asset value as next determined. Except as noted above, redemption proceeds will normally be wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, it reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, a Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.


   The proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.


   EXCHANGE OF SHARES. An Institution may exchange Advisor Shares of a Fund for Advisor Shares of the other Warburg Pincus Advisor Funds at their respective net asset values. Exchanges may be effected in the manner described under 'Redemption of Shares' above. If an exchange request is received by Warburg Pincus Advisor Funds or its agent prior to the close of regular trading on the NYSE, the exchange will be made at each fund's net asset value determined at the end of that business day. Exchanges may be effected without a sales charge. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.


   The exchange privilege is available to shareholders residing in any state in which Advisor Shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange Advisor Shares of a Fund for Advisor Shares in another Warburg Pincus Advisor Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Advisor Fund, an investor should contact Warburg Pincus Advisor Funds at (800) 369-2728.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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   DIVIDENDS AND  DISTRIBUTIONS. Each  Fund calculates  its dividends  from  net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period (which includes amortization of market discount) less amortization of market premium and applicable expenses. The Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund each declares its dividends from its net investment income daily and pays those dividends monthly in the calendar year in which they are declared. The Global Fixed Income Fund declares dividends from its net investment income quarterly. Net investment income earned on weekends and when the NYSE is not opened will be computed as of the next business day. Distributions of net realized long-term and short-term capital gains are declared annually and will be paid in the calendar year in which they are declared, generally in November or December. Unless an investor instructs a Fund to pay dividends or distributions in cash, dividends and distributions will automatically be reinvested in additional Advisor Shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Advisor Funds at the address set forth under 'How to Open an Account' or by calling Warburg Pincus Advisor Funds at (800) 369-2728. Dividends are determined in the same manner and are paid in the same amount for each Fund share, except that Advisor Shares bear all the expense of fees paid to certain service organizations. See 'Shareholder Servicing.' As a result, at any given time, the average annual total return on Advisor Shares will be lower than the average annual total return on Common Shares.

   A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.

   Special Distribution Matters Relating to the New York Municipal Fund. If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or a tax-free return of capital (up to the amount of the shareholder's tax basis in his shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

   TAXES. Each Fund intends to continue to qualify each year as a 'regulated investment company' within the meaning of the Code. Each Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax.

   The investments by the Funds in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Funds each year even though the Funds receive no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Funds will not be subject to tax on this income if they pay dividends to their shareholders substantially equal to all the income received from, or imputed with respect to, their investments during the year, including their zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Funds.


   Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be a short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares. In the case of the New York Municipal Fund, any loss realized by a shareholder on the sale or redemption of a Fund share held by the shareholder for six months or less will be disallowed to the extent of the amount of any exempt-interest dividend received by the shareholder with respect to such share. The portion of such loss not disallowed as described in the preceding sentence shall be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. An investor in the New York Municipal Fund who redeems his shares prior to the declaration of a dividend may lose tax-exempt status on accrued income attributable to tax-exempt Municipal Obligations. Investors may be proportionately liable for taxes on income and gains of the Funds, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. A Fund's dividends may qualify for the dividends received deduction for corporations to the extent they are derived from dividends attributable to certain types of stock issued by U.S. domestic corporations.

   Dividends and interest received by a Fund with respect to its foreign investments may be subject to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If either of the Fixed Income Fund or the Global Fixed Income Fund qualifies as a regulated investment company, if certain asset and distribution requirements are satisfied and if more than 50% of the respective Fund's total assets at the close of its fiscal year consists of stock or securities of foreign corporations, that Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fixed Income Fund or the Global Fixed Income Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. As a result, shareholders of the Fund would be required to include their pro rata portions of such foreign taxes in computing their taxable incomes and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, each Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.


   Special Tax Matters Relating to the Intermediate Government Fund. Investors in the Intermediate Government Fund do not have to pay state and local income taxes with respect to interest income on most types of Government Securities if the investors are the tax owners of these Government Securities. Furthermore, some states, if certain requirements are satisfied, permit investors to treat the portion of their regulated investment company dividends that is attributable to interest income on these Government Securities as tax-exempt income for state or local income tax purposes. Other states treat all of these dividends as subject to state and local income taxation. Investors in the Fund should consult their own tax advisers to assess the consequences of investing in the Fund under state and local laws generally and to determine whether dividends paid by the Fund that represent interest derived from Government Securities are exempt from any applicable state or local taxes.

   Special Tax Matters Relating to the New York Municipal Fund and the Fixed Income Fund. As a regulated investment company, the New York Municipal Fund will designate and pay exempt-interest dividends derived from interest earned on qualifying Municipal Obligations. Such exempt-interest dividends may be excluded by investors of the Fund from their gross income for federal income tax purposes although (i) all or a portion of such exempt-interest dividends will be a specific tax-preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent they are derived from certain types of private activity bonds issued after August 7, 1986 and (ii) all exempt-interest dividends will be a component of the 'current earnings' adjustment item for purposes of the federal corporate alternative minimum tax. Moreover, dividends paid by the Fund will be subject to a branch profits tax of up to 30% when received by certain foreign corporate investors. Dividends derived from interest on qualifying New York Municipal Obligations will be exempt from New York State and New York City personal income (but not corporate franchise) taxes.


   The Fixed Income Fund does not expect to meet the tax requirements that would enable it to pay exempt-interest dividends with respect to income derived from its holdings of Municipal Obligations.


   Special Tax Matters Relating to the Fixed Income Fund, the Global Fixed Income Fund and the Intermediate Government Fund. Certain provisions of the Code may require that a gain recognized by a Fund upon the closing of a short sale be treated as a short-term capital gain, and that a loss recognized by the Fund upon the closing of a short sale be treated as a long-term capital loss, regardless of the amount of time that the Fund held the securities used to close the short sale. The Fund's use of short sales may also affect the holding periods of certain securities held by the Fund if such securities are 'substantially identical' to securities used by the Fund to close the short sale. The Fund's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.


   GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. In the case of the New York Municipal Fund, these statements set forth the dollar amount of income excluded or exempt from federal income or New York State and New York City personal income taxes and the dollar amount, if any, subject to federal taxation. These statements also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each investor will also receive, if applicable, various written notices after the close of a Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

NET ASSET VALUE
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   Each Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Fund generally changes each day.

   The net asset value per Advisor Share of each Fund is computed by adding the Advisor Shares' pro rata share of the value of the Fund's assets, deducting the Advisor Shares' pro rata share of the Fund's liabilities and the liabilities specifically allocated to Advisor Shares and then dividing the result by the number of outstanding Advisor Shares.


   Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale price when the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.


PERFORMANCE
--------------------------------------------------------------------------------

   Each Fund quotes the performance of Advisor Shares separately from Common Shares. The net asset value of the Advisor Shares is listed in The Wall Street Journal each business day under the heading Warburg Pincus Advisor Funds. From time to time, each Fund may advertise yield and average annual total return of its Advisor Shares over various periods of time. The yield of a Fund refers to net investment income generated by the Advisor Shares over a specified thirty-day period, which is then annualized. That is, the amount of net investment income generated by the Advisor Shares during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. In addition, advertisements concerning the Intermediate Government Fund and the New York Municipal Fund may describe a tax equivalent yield. The tax equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Advisor Shares' tax-free yield. It is calculated by increasing the yield shown for the Advisor Shares to the extent necessary to reflect the payment of specified tax rates. Thus, the tax equivalent yield will always exceed a Fund's yield. Total return figures show the average percentage change in value of an investment in the Advisor Shares from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Advisor Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Advisor Shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

   When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its Advisor Shares for various periods, representing the cumulative change in value of an investment in the Advisor Shares for the specific period (again reflecting changes in the Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).


   Investors should note that yield, tax-equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Funds' Statement of Additional Information describes the method used to determine the yield and total return. Current performance figures may be obtained by calling Warburg Pincus Funds at (800) 369-2728.



   In reports or other communications to investors or in advertising material, a Fund may describe general economic and market conditions affecting the Fund and may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Fixed Income Fund, with the Lehman Bond Index (an unmanaged index of government and corporate bonds calculated by Lehman Brothers); in the case of the Global Fixed Income Fund, with the J.P. Morgan Traded Index (an index of non-U.S. dollar bonds of ten countries with active bond markets), the Salomon Brothers World Government Bond Index (a hedged, market-capitalization weighted index designed to track major government debt markets) and the Lipper General World Income Average (an average of funds that invest primarily in non-U.S. dollar and U.S. dollar debt instruments); in the case of the Intermediate Government Fund, with the Lehman Intermediate Government Bond Index (an unmanaged index of government bonds calculated by Lehman Brothers); and in the case of the New York Municipal Fund, with the Bond Buyer Index (the 'BBI') (an unmanaged index of 20 General Obligation issues of 20-year maturity from various municipalities across the nation published by the American Banker) and the Lipper New York Intermediate Municipal Debt Funds Average (an unmanaged index of 61 Intermediate Municipal Debt Funds calculated by Lipper Analytical Services); or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Fund may also include evaluations of each Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional

Investor, Investor's Business Daily, Money, Morningstar, Inc., Mutual Fund Magazine, SmartMoney and The Wall Street Journal.


   In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings and analysis of holdings by industry, country, credit quality and other characteristics. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments, and the potential impact of foreign securities of a portfolio otherwise composed of domestic securities. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

GENERAL INFORMATION

   ORGANIZATION. The Fixed Income Fund and the New York Municipal Fund were organized under the laws of The Commonwealth of Massachusetts as Massachusetts business trusts in 1987 and 1986, respectively. In 1992, these Funds changed their names from 'Counsellors Fixed Income Fund' and 'Counsellors New York Municipal Bond Fund' to 'Warburg, Pincus Fixed Income Fund' and 'Warburg, Pincus New York Municipal Bond Fund,' respectively. On February 28, 1995, the New York Municipal Fund changed its name to 'Warburg, Pincus New York Intermediate Municipal Fund.' The Global Fixed Income Fund and the Intermediate Government Fund were incorporated under the laws of the State of Maryland in 1990 and 1988, respectively, under the names 'Counsellors Global Fixed Income Fund, Inc.' and 'Counsellors Intermediate Maturity Government Fund, Inc.,' respectively. On October 27, 1995 and February 16, 1996, the Funds amended their respective charters to change their names to 'Warburg, Pincus Global Fixed Income Fund, Inc.' and 'Warburg, Pincus Intermediate Maturity Government Fund, Inc.'


   The Agreement and Declaration of Trust of each of the Fixed Income Fund and the New York Municipal Fund authorizes each Fund's Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Common Shares and two billion shares are classified as Advisor Shares. The charters of the Global Fixed Income Fund and the Intermediate Government Fund authorize each Fund's Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

   MULTI-CLASS STRUCTURE. Each Fund offers a separate class of shares, the Common Shares, directly to individuals pursuant to a separate prospectus. Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner, except that Advisor Shares bear fees payable by the Fund to Institutions for services they provide to the beneficial owners of such shares and enjoy certain exclusive voting rights on matters relating to these fees. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on Common Shares. Investors may obtain information concerning the Common Shares from their investment professional or by calling Counsellors Securities at (800) 927-2874.


   VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Global Fixed Income Fund or the Intermediate Government Fund may be removed by the shareholders at any time by a vote of a majority of the votes entitled to be cast for the election of Directors. Investors of record of no less than two-thirds of the outstanding shares of the Fixed Income Fund or the New York Municipal Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a governing Board member at the written request of holders of 10% of the outstanding shares of a Fund. Lionel I. Pincus may be deemed to be a controlling person of each Fund because he may be deemed to possess or share investment power over shares owned by clients of Warburg.



   SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Advisor Funds at (800) 369-2728. Each Institution that is the record owner of Advisor Shares on behalf of its customers will send a statement to those customers periodically showing their indirect interest in Advisor Shares, as well as providing other information about the Fund. See 'Shareholder Servicing.'


   The prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to another Fund.

SHAREHOLDER SERVICING
--------------------------------------------------------------------------------


   Each Fund is authorized to offer Advisor Shares exclusively through Institutions whose clients or customers (or participants in the case of retirement plans) ('Customers') are owners of Advisor Shares. Either those Institutions or companies providing certain services to them (together, 'Service Organizations') will enter into agreements ('Agreements') with a Fund and/or Counsellors Securities pursuant to a Distribution Plan as described below. Such entities may provide certain distribution, shareholder servicing, administrative and/or accounting services for its Customers. Distribution services would be marketing or other services in connection with the promotion and sale of Advisor Shares. Shareholder services that may be provided include responding to Customer inquiries, providing information on Customer investments and providing other shareholder liaison services. Administrative and accounting services related to the sale of Advisor Shares may include (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Fund's transfer agent, (ii) processing dividend payments from the Fund on behalf of Customers and (iii) providing sub-accounting related to the sale of Advisor Shares beneficially owned by Customers or the information to the Fund necessary for sub-accounting. Each Board has approved a Distribution Plan (the 'Plan') pursuant to Rule 12b-1 under the 1940 Act under which each participating Service Organization will be paid, out of the assets of the Fund (either directly or by Counsellors Securities on behalf of the Fund), a negotiated fee on an annual basis not to exceed .75% (up to a .25% annual shareholder services fee and a .50% annual distribution and/or administrative services fee) of the value of the average daily net assets of its Customers invested in Advisor Shares. The current 12b-1 fee is .25% per annum for the Fixed Income, Intermediate Government and New York Municipal Funds and .50% per annum for the Global Fixed Income Fund. The Boards evaluate the appropriateness of the Plans on a continuing basis and in doing so consider all relevant factors.



   To offset start-up costs and expenses associated with certain qualified retirement plans making Advisor Shares available to plan participants, Counsellors Securities may pay CIGNA Financial Advisors, Inc., a registered broker-dealer which is the broker of record for Connecticut General Life Insurance Company, a one-time fee of .25% of the average aggregate account balances of plan participants during the first year of implementation.



   Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, provide compensation to Service Organizations. To the extent they do so, such compensation does not represent an additional expense to the Fund or its shareholders. In addition, Warburg, Counsellors Securities or their affiliates may, from time to time, at their own expense, pay certain Fund transfer agent fees and expenses related to accounts of Customers. A Service Organization may use a portion of the fees paid pursuant to a Plan to compensate the Fund's custodian or transfer agent for costs related to accounts of its Customers.

                         ------------------------------

  NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE  ANY  INFORMATION  OR  TO  MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, EACH FUND'S STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE ADVISOR SHARES OF THE FUNDS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


The Funds' Expenses.....................................................    2
Financial Highlights....................................................    3
Investment Objectives and Policies......................................    5
Portfolio Investments...................................................    8
Risk Factors and Special Considerations.................................   12
Portfolio Transactions and Turnover Rate................................   15
Certain Investment Strategies...........................................   16
Investment Guidelines...................................................   25
Management of the Funds.................................................   25
How to Purchase Shares..................................................   27
How to Redeem and Exchange Shares.......................................   29
Dividends, Distributions and Taxes......................................   30
Net Asset Value.........................................................   34
Performance.............................................................   35
General Information.....................................................   37
Shareholder Servicing...................................................   39




                            [Logo]


             P.O. BOX 9030, BOSTON, MA 02205-9030
                       800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                         ADBDF-1-0297



                            STATEMENT OF DIFFERENCES
                The dagger symbol shall be expressed as....'D'

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 11, 1997

                        WARBURG PINCUS FIXED INCOME FUND
                     WARBURG PINCUS GLOBAL FIXED INCOME FUND

              WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
               WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND

                 P.O. Box 9030, Boston, Massachusetts 02205-9030
                        For information, call 800-WARBURG

                                    CONTENTS
                                    --------

                                                                                          Page
                                                                                          ----
Investment Objectives........................................................................2
Investment Policies..........................................................................2
Special Considerations Relating to New York Municipal Obligations...........................36
Management of the Funds.....................................................................49
Additional Purchase and Redemption Information..............................................58
Exchange Privilege..........................................................................58
Additional Information Concerning Taxes.....................................................59
Determination of Performance................................................................65
Independent Accountants and Counsel.........................................................67
Miscellaneous...............................................................................67
Financial Statements........................................................................68
Appendix - Description of Ratings..........................................................A-1



               This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus for the Common Shares of Warburg Pincus Fixed Income Fund (the "Fixed Income Fund"), Warburg Pincus Intermediate Maturity Government Fund (the "Intermediate Maturity Government Fund"),
Warburg Pincus New York Intermediate Municipal Fund (the "New York Municipal Fund") and Warburg Pincus Global Fixed Income Fund (the "Global Fixed Income Fund") (each a "Fund" and collectively, the "Funds"), and with the Prospectus for the Advisor Shares of the Funds, each dated February 11, 1997, as amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Funds' Prospectuses and information regarding each Fund's current performance may be obtained by calling the Fund at (800) 927-2874. Information regarding the status of shareholder accounts may also be obtained by calling a Fund at the same number or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                             INVESTMENT OBJECTIVES

               The investment objectives of the Fixed Income Fund are to generate high current income consistent with reasonable risk and, secondarily, capital appreciation.



               The investment objective of the Global Fixed Income Fund is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.




               The investment objective of the Intermediate Maturity Government Fund is to achieve as high a level of current income as is consistent with the preservation of capital.




               The investment objective of the New York Municipal Fund is to maximize current interest income exempt from federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital.



                              INVESTMENT POLICIES


               The following policies supplement the descriptions of the Fund's investment objectives and policies in the Prospectuses.



Options, Futures and Currency Exchange Transactions


               Securities Options. The Funds may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").




               A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.




               The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

               If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


               In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying securities with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.





               Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.




               Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Warburg, Pincus Counsellors, Inc., each Fund's investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing

Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.




               Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.




               There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.




               Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that a Fund and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.




               Securities Index Options. A Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on a particular industry or market segment.



               Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Index options may be offset by entering into closing transactions as described above for securities options.


               OTC Options. A Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

               Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.




               Futures Activities. A Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write
(sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.




               A Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. Although a Fund is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectuses), there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities. The ability of the Fund to trade in futures contracts and options on futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.




               Futures Contracts. (The Intermediate Maturity Government and New York Municipal Funds may not engage in foreign currency futures transactions.) A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed on the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.




               No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.




               At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.



               Options on Futures Contracts. (The Intermediate Maturity Government and New York Municipal Funds may not purchase or write options on foreign currency.) A Fund may purchase and write put and call options on foreign currency, interest rate and securities index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.


               An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.




               Currency Exchange Transactions. (Fixed Income and Global Fixed Income Funds only) The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. A Fund will conduct its currency exchange transactions
(i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded currency options.



               Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.


               At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

               Currency Options. A Fund may purchase and write exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.




               Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.




               A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Fund may purchase currency put options. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.





               While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

               Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of its portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.




               In hedging transactions based on an index, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in an index and movements in the price of index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.




               A Fund will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Fund of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

               Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectuses, a Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Fund on securities, indexes and currencies; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or certain liquid securities that are acceptable as collateral to the appropriate regulatory authority.




               For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.




Additional Information on Investment Practices




               Foreign Investments. (Fixed Income and Global Fixed Income Funds only) Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in United States issuers.




               Foreign Currency Exchange. Since a Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholder by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. If particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Transactions" above.




               Many of the foreign securities held by a Fund will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about such securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those countries.




               Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.




               Delays. Securities of some foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.




               Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as custodial costs, valuation costs and communication costs, may be higher than those costs incurred by investment companies not investing in foreign securities.



               Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


               The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.



               Foreign government securities also include debt securities "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.


               U.S. Government Securities. A Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

               Loan Participations and Assignments. A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by Warburg to be creditworthy.




               When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.




               There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.




               Mortgaged-Backed Securities. A Fund may invest in mortgage-backed securities, such as those issued by the GNMA, FNMA, FHLMC or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are

"pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.




               Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.




               The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.




               Municipal Obligations. (Fixed Income and New York Municipal Funds only) Under normal circumstances, at least 80% of the Municipal Fund's assets will be invested in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states (including the state of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities.

               Except for temporary defensive purposes, the New York Municipal Fund will invest no less than 65% of its assets in intermediate and long term obligations with interest which is excluded from gross income for federal income tax purposes and which is exempt from New York State and New York City personal income taxes ("New York Municipal Obligations") and intends to invest substantially all of its assets in those obligations. New York Municipal

Obligations include obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities.


               Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

               The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.



               There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poors Ratings Services ("S&P") represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings of Moody's and S&P and their significance.


                  Among other instruments, a Fund may purchase short term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

               The yields on Municipal Obligations are dependent upon a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation offered and rating of the issue.

               Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.




               Securities of Other Investment Companies. A Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.




               Below Investment Grade Securities. (Fixed Income and Global Fixed Income Funds only) A Fund may invest in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P, and in comparable unrated securities. While the market values of medium and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.




               The market for medium and lower-rated and unrated securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.




               A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.




               The market value of securities in lower-rated categories is more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, medium- and lower-rated and comparable unrated securities are not intended for short-term investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. Recent adverse publicity regarding lower-rated bonds may have depressed the prices for such securities to some extent. Whether investor perceptions will continue to have a negative effect on the price of such securities is uncertain.



               Lending of Portfolio Securities. (Fixed Income and Intermediate Maturity Government Funds only) A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by a Fund's Board of Directors/Trustees (the "Board"). These loans, if and when made, may not exceed 20% of a Fund's total assets taken at value (30% in the case of the Intermediate Maturity Government Fund). The Fund will not lend portfolio securities to Warburg or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."



               By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of a Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.




               Reverse Repurchase Agreements and Dollar Rolls. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.




               A Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.




               Zero Coupon Securities. A Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representation interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, in the recent past, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.



               Short Sales. (Fixed Income, Global Fixed Income and Intermediate Maturity Government Funds only) In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short.


               While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. A Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.



               Variable Rate and Master Demand Notes. (Fixed Income and New York Municipal Funds only) Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

               Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.




               When-Issued Securities and Delayed-Delivery Transactions. A Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 30-45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.




               When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or certain liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



               Stand-By Commitment Agreements. (Fixed Income and New York Municipal Funds only) A Fund may acquire "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.



               The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. A Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund will acquire stand-by commitments only in order to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes.





               The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.




               A Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.




               A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of a Fund's portfolio.




               The Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax exempt to a Fund.




               American, European and Continental Depositary Receipts. (Fixed Income and Global Fixed Income Funds only) A assets of a Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.




               Warrants. (Fixed Income and Global Fixed Income Funds only) A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.




               Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.




               Non-Publicly Traded and Illiquid Securities. A Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund, and time deposits maturing in more than seven calendar days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.



               Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

               In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

               Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.


               An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors/Trustees or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, Warburg may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).




               Borrowing. A Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.




               Non-Diversified Status. (Global Fixed Income and Municipal Funds only) The Funds are classified as non-diversified within the meaning of the 1940 Act, which means that they are not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. A Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, a Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

               Taxable Investments. (New York Municipal Fund only) Because the Fund's purpose is to provide income exempt from federal income tax and New York State and New York City personal income tax, the Fund generally will invest in taxable obligations only if and when the Fund's investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.



               Among the taxable investments in which the Fund may invest are repurchase agreements and time deposits maturing in not more than seven days. The Fund may engage in repurchase agreement transactions on U.S. government securities with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. A repurchase agreement is considered to be a loan under the 1940 Act. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. The Fund's investment adviser, acting under the supervision of the Board, reviews on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.



Other Investment Limitations


               Fixed Income Fund. The investment limitations numbered 1 through 12 may not be changed without the affirmative vote of the holders of a majority of the Fixed Income Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.




               The Fixed Income Fund may not:

               1. Borrow money except that the Fund may (i) borrow from banks for temporary or emergency purposes, and (ii) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

               2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.




               3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

               4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.




               5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

               6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."




               7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

               8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.




               9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.



               10. Issue any senior security except as permitted in these Investment Restrictions.




               11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.




               12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

               13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.




               14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

               15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.





               Global Fixed Income Fund. The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority (as defined above) of the Global Fixed Income Fund's outstanding shares. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.





               The Global Fixed Income Fund may not:

               1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.





               2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

               3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations and assignments and structured securities; lend portfolio securities; and enter into repurchase agreements.

               4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.




               5. Purchase or sell real estate or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

               6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."




               7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

               8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.




               9. Issue any senior security except as permitted in these Investment Restrictions.

               10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.




               11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.




               12. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

               13. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.



               Intermediate Maturity Government Fund. The investment limitations numbered 1 through 12 may not be changed without the affirmative vote of the holders of a majority (as defined above) of the Government Fund's outstanding shares. Investment limitations 13 through 15 may be changed by a vote of the Board at any time.

               The Intermediate Maturity Government Fund may not:

                1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

                2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of Government Securities.

                3. Make loans except that the Fund may purchase or hold fixed income securities, including loan participations, assignments and structured securities; lend portfolio securities and enter into repurchase agreements.

                4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.

                6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box".

                7. Purchase more than 10% of the voting securities of any one issuer; provided that this limitation shall not apply to investments in Government Securities.

                8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

                9. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

               10. Issue any senior security except as permitted in these Investment Restrictions.

               11. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

               12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as permitted under the 1940 Act.

               13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

               14. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

               15. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

               New York Municipal Fund. The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority (as defined above) of the Municipal Fund's outstanding shares. Investment limitations 11 and 14 may be changed by a vote of the Board at any time.

               The New York Municipal Fund may not:



               1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.




               2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (a) U.S. government securities, (b) certificates of deposit issued by United States branches of United States banks or (c) Municipal Obligations. For purposes of this restriction, private purpose bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.



               3. Make loans except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, and enter into repurchase agreements in accordance with its investment objective, policies and limitations.





               4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.




               5. Purchase or sell real estate, real estate investment trust securities or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein.




               6. Make short sales of securities or maintain a short position, except the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.




               7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

               8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.


               9. Issue any senior security except as permitted in these Investment Restrictions.




               10. Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition or reorganization or (b) as permitted under the 1940 Act.


               11. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.




               12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchased securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.


               13. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) variable rate and master demand notes providing for settlement upon more than seven days' notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.




               14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

               If a percentage restriction (other than the percentage limitation set forth in each of No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.


Portfolio Valuation


               The Prospectuses discuss the time at which the net asset value of a Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.



               Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (a "Pricing Service") which may use a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace any such Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.



               Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of its delegates deems that the event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.


Portfolio Transactions


               Warburg is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.



               Warburg will select specific portfolio investments and effect transactions for a Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to

Warburg under its advisory agreement with a Fund are not reduced by reason of its receiving any brokerage and research services.



               During the fiscal years ended October 31, 1994, October 31, 1995 and October 31, 1996, the Fixed Income Fund paid an aggregate of approximately $17,350, $14,573 and $31,906, respectively, in such commissions. The increase in brokerage commissions paid in the most recent fiscal year was due to an increase in overall assets of the Fund and increased equity investments.



               During the fiscal year ended October 31, 1994, the Global Fixed Income Fund paid an aggregate of approximately $11,288 in commissions to broker-dealers for execution of portfolio transactions. The Fund did not pay any such commissions in the fiscal years ended October 31, 1995 and October 31, 1996.




               The Intermediate Maturity Government and the New York Municipal Funds did not pay any such commissions for the fiscal years ended October 31, 1994, October 31, 1995 and October 31, 1996.



               Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Warburg may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.



               Any portfolio transaction for a Fund may be executed through Counsellors Securities, Inc., the Fund's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Fund a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. No portfolio securities have been executed through Counsellors Securities since the commencement of the Fund's operations.


               In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.



               Transactions for the Fixed Income and Global Fixed Income Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.



               A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Fund's interest.


Portfolio Turnover


               A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

               A Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Warburg believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.


              SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL
                                   OBLIGATIONS

               Some of the significant financial considerations relating to the New York Municipal Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

State Economy.

               New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.



               The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position.

               There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-97 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



               State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. State per capita income for 1994 was estimated at $25,999, which was 19.2% above the 1994 estimated national average of $21,809. Between 1975 and 1990 total employment grew by 21.3 percent while the labor force grew only by
15.7 percent, unemployment fell from 9.5 percent to 5.2 percent of the labor force. In 1991 and 1992, however, total employment in the State fell by 5.5 percent. As a result, the unemployment rate rose to 8.5 percent reflecting a recession that has had a particularly strong impact on the entire Northeast. Calendar years 1993 and 1994 saw only a partial recovery.



State Budget.

               The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.



               The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, and subsequently amended it.

               The Governor's Executive Budget projected balance on a cash basis in the General Fund. It reflected a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives.



               On March 15, 1996, the Governor presented amendments to the 1996-97 Executive Budget to provide for balancing the 1996-97 state financial plan if the federal government failed to adopt entitlement changes assumed to produce savings in the State's 1996-97 Executive Budget.

               The State's budget for the 1996-97 fiscal year was enacted by the Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1996-97 fiscal year was formulated on July 25, 1996 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year (the "1996-97 State Financial Plan").



               The 1996-97 State Financial Plan was projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the 1996-97 State Financial Plan increases General Fund spending by $842 million, primarily from funding increased for education, special education and higher education ($563 million). The balance represented funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources.

               The State issued its first update to the 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. Revisions have been made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update reflected a balanced 1996-97 State Financial Plan, with a reserve for contingencies in the General Fund of $300 million. This reserve will be utilized to help offset a variety of potential risks and other unexpected contingencies that the State may face during the balance of the 1996-97 fiscal year.



               Although revisions to the 1996-97 State Financial Plan contained in the Mid-Year Update are favorable, the State faces certain risks which could potentially cost the State up to one-half billion dollars. The Division of the Budget believes these risks are balanced by reserves in the 1996-97 State Financial Plan, including the $300 million reserve created in the Mid-Year Update. However, there can be no assurance that these reserves will fully offset litigation or other risks to the 1996-97 State Financial Plan.

               One major uncertainty to the 1996-97 State Financial Plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. An additional risk to the 1996-97 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.



               Similarly, certain litigation which by itself did not produce a material judgment against the State could have an adverse impact on the 1996-97 State Financial Plan because of the precedential nature of the court's decision. Specifically, the State Court of Appeals has denied a motion to appeal a lower court decision in the so-called "GTE Spacenet" case, in which the court ruled that GTE Spacenet was not subject to the 3.5 percent tax on gross receipts imposed under section 186-a of the tax law. The court decision is limited to provisions of section 186-a as it existed prior to the 1995 amendments, and has little prospective effect. While this litigation in and of itself carries only a small judgment in favor of GTE Spacenet and similar companies, the consequences of the ruling could eventually entail refunds to other taxpayers of several hundred million dollars. Refund claims of over $300 million have been filed which, with interest and assuming a similar exposure for open years for which claims have yet to be filed, could approach $600 million in potential claims.



               On August 13, 1996, the State Comptroller released a report in which he identified several risks to the 1996-97 State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $3 billion for the State's 1997-98 fiscal year and approximately $3.2 billion for the State's 1998-99 fiscal year.

               The Governor is required to submit a balanced budget to the State Legislature and has indicated he will close any potential imbalance in the 1997-98 State Financial Plan primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. It is expected that the 1997-98 State Financial Plan will reflect a continuing strategy of substantially reduced State spending, including agency consolidations, reductions in the State workforce, and efficiency and productivity initiatives.



               On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program
(TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

               On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. Submission of this plan to the federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for approximately $2.36 billion in federal block grant funding. Legislation will be required to implement the State's TANF plan. The Governor has indicated that he plans to introduce legislation necessary to conform with federal law shortly, and that he may submit amendments to the State plan if necessary.



               States are required to comply with the new federal welfare reform law no later than July 1, 1997. Given the size and scope of the changes required under federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State Legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.

               The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the 1996-97 State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set therein, and those projections may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1996-97 budget.



               In the State's 1997 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year.

Recent Financial Results.

               The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.



               The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total in the prior fiscal year.

               Total revenues for 1994-95 were $31.455 billion. Revenues decreased by $173 million over the prior fiscal year, a decrease of less than one percent. Total expenditures for 1994-95 totaled $33.079 billion, an increase of $2.083 billion, or 6.7 percent over the prior fiscal year.

               The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1995 showed an accumulated deficit in its combined governmental funds of $1.666 billion, reflecting liabilities of $14.778 billion and assets of $13.112 billion.


Debt Limits and Outstanding Debt.


               There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

               The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.



               The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") in an effort to restructure the way the State makes certain local aid payments.



               In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings.



               In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would (i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities.

               Before the approved constitutional amendment could be presented to the voters for their consideration, it had to be passed by a separately elected legislature. The amendment was passed by the Senate and Assembly in June 1995. The Amendment was thereafter submitted to voters in November 1995, where it was defeated.



               On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.



               The State anticipated that its capital programs would be financed, in part, by State and public authorities borrowings in 1996-97. The State expected to issue $411 million in general obligation bonds (including $153.6 million for purposes of redeeming outstanding bond anticipation notes) and $154 million in general obligation commercial paper. The Legislature had also authorized the issuance of up to $101 million in certificates of participation during the State's 1996-97 fiscal year for equipment purchases. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if circumstances require.

               In the 1996 legislative session, the Legislature approved the Governor's proposal to present to the voters in November 1996 a $1.75 billion State general obligation bond referendum to finance various environmental improvement and remediation projects. The Clean Water, Clean Air Bond Act was approved by the voters in November 1996. As a result, the amount of general obligation bonds issued during the 1996-97 fiscal year may increase above the $411 million currently included in the 1996-97 borrowing plan to finance a portion of this new program.



               Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes were $735 million for the 1995-96 fiscal year, and were estimated to be $719 million for the 1996-97 fiscal year. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $340 million for the 1995-96 fiscal year, and were estimated to be $323 million for 1996-97.

               New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.



Litigation.

               Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve
(1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) a challenge to the constitutionality of a State lottery game; and (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions.

               Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.




               The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1996-97 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $474 million.




               Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.




Authorities.

               The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that are State-supported or State-related. As of September 30, 1995, date of the latest data available, there were 17 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $73.45 billion.




               Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.




New York City and Other Localities.

               The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.

               In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979.




               In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, S&P reconfirmed its A- rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, S&P downgraded its rating on the City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing to the City's chronic structural budget problems and weak economic outlook. S&P stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating. Moody's currently has the City's rating under review for a possible downgrade.

               New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of December 31, 1995, MAC had outstanding an aggregate of approximately $4.684 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority for the 1992 through 1997 fiscal years in the event the City fails to provide such financing.




               The City and MAC have reached an agreement in principle under which MAC will develop and implement a debt restructuring program which will provide the City with $125 million in budget relief in fiscal year 1996, in addition to the $20 million of additional budget relief provided by MAC to the City since January 1996. The City has agreed with MAC that it will reduce certain expenditures by $125 million in each of the four fiscal years starting in fiscal year 1997. The proposed refinancing, which must satisfy MAC refinancing criteria, is subject to market conditions.

               Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.




               From time to time, the Control Board staff, OSDC, the City comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.




               On January 31, 1996, the City published the financial plan for the 1996-1999 fiscal years (the "City Financial Plan"), which is a modification to a financial plan submitted to the Control Board on July 11, 1995. The City Financial Plan set forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions, the City Financial Plan reflected a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years, and to decrease the City's costs for Medicaid in the 1997 fiscal year and thereafter by increasing the federal share of Medicaid costs otherwise paid by the City. This strategy has been the subject of substantial debate, and implementation of this strategy will be significantly affected by State and federal budget proposals currently being considered. It is likely that the City Financial Plan will be changed significantly in connection with the preparation of the Executive Budget for the 1997 fiscal year as a result of the status of State and federal budget proposals and other factors.




               The City Financial Plan also set forth projections for the 1997 through 1999 fiscal years and outlined a proposed gap-closing program to eliminate a projected gap of $2.0 billion for the 1997 fiscal year, and to reduce projected gaps of $3.3 billion and $4.1 billion for the 1998 and 1999 fiscal years, respectively, assuming successful implementation of the gap-closing program for the 1996 fiscal year.




               The proposed gap-closing actions for the 1997 through 1999 fiscal years included: (i) additional agency actions, totaling between $643 million and $691 million in each of the 1997 through 1999 fiscal years; (ii) additional savings resulting from State and federal aid and cost containment in entitlement programs to reduce City expenditures and increase revenues by $650 million in the 1997 fiscal year and by $727 million in each of the 1998 and 1999 fiscal years; (iii) additional proposed federal aid of $50 million in the 1997 fiscal year and State aid of $100 million in each of the 1997 through 1999 fiscal years; (iv) the receipt of $300 million in the 1997 fiscal year from privatization or other initiatives, certain of which actions is expected to require legislative action by the City Council; and (v) the assumed receipt of revenues relating to rent payments for the City's airports, totaling $244 million, $226 million and $70 million in the 1997 through 1999 fiscal years, respectively, which are currently the subject of a dispute with the Port Authority and the collection of which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's remedies under the leases through pending legal actions. The City was also preparing an additional contingency gap-closing program for the 1997 fiscal year to be comprised of $200 million in additional agency actions.

               The federal and State budgets, when adopted, may result in substantial reductions in revenues for the City, as well as a reduction in projected expenditures in entitlement programs, including Medicare, Medicaid and welfare programs. The nature and extent of the impact on the City of the federal and State budgets, when adopted, is uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City's budget and the City Financial Plan.

               The projections for the 1996 through 1999 fiscal years reflected the costs of the proposed settlement with the teachers union and the recent settlement with a coalition of municipal unions, and assumed that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements.




               The City's financial plans have been the subject of extensive public comment and criticism. The City comptroller has issued reports identifying risks ranging between $440 million and $560 million in the 1996 fiscal year before taking into account the availability of $160 million in the general reserve, and between $2.05 billion and $2.15 billion in the 1997 fiscal year after implementation of the City's proposed gap-closing actions. With respect to the 1997 fiscal year, the report noted that the City Financial Plan assumed the implementation of highly uncertain State and federal actions, most of which are unlikely to be implemented, that would provide between $1.2 billion and $1.4 billion in relief to the City, and identified additional risks. The report concluded that the magnitude of the budget risk for the 1997 fiscal year, after two years of large agency cutbacks and workforce reductions, indicated the seriousness of the City's continuing budget difficulties, and that the City Financial Plan would require substantial revision in order to provide a credible program for dealing with the large projected budget gap for the 1997 fiscal year.




               The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $2.4 billion of short-term obligations in fiscal year 1996 to finance the City's current estimate of its seasonal cash flow needs for the 1996 fiscal year. Seasonal financing requirements for the 1995 fiscal year increased to $2.2 billion from $1.75 billion and $1.4 billion in the 1994 and 1993 fiscal years, respectively.

               Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the State's projections of its receipts and disbursements.




               Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

               Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

               Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.




               Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.




               From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.




                 MANAGEMENT OF THE FUNDS




Officers and Boards of Directors/Trustees

               The names (and ages) of the Funds' Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.




Richard N. Cooper (62)                          Director/Trustee

Harvard University                              Professor at Harvard University; National
1737 Cambridge Street                           Intelligence Counsel from June 1995 until
Cambridge, Massachusetts  02138                 January 1997; Director or Trustee of
                                                CircuitCity Stores, Inc. (retail
                                                electronics and appliances) and Phoenix
                                                Home Life Mutual Insurance Company.


Donald J. Donahue (72)                          Director/Trustee
27 Signal Rd.                                   Chairman of Magma Copper from December 1987
Stamford, Connecticut 06902                     until December 1995; Director of Chase
                                                Brass Industries, Inc. Since December 1994;
                                                Director of Pioneer Companies, Inc.
                                                (chlor-alkali chemicals) and predecessor
                                                companies since 1990 and Vice Chairman
                                                since December 1995.

Jack W. Fritz (69)                              Director/Trustee
2425 North Fish Creek Road                      Private investor; Consultant and Director
P.O. Box 483                                    of Fritz Broadcasting, Inc. and Fritz
Wilson, Wyoming 83014                           Communications (developers and operators of
                                                radio stations); Director of Advo, Inc.
                                                (direct mail advertising).

John L. Furth* (66)                             Director/Trustee and Chief Executive
466 Lexington Avenue                              Officer
New York, New York 10017-3147                   Vice Chairman and Director of Warburg;
                                                Associated with Warburg since 1970; Chairman of
                                                the Board and officer of other investment
                                                companies advised by Warburg.

Thomas A. Melfe (64)                            Director/Trustee
30 Rockefeller Plaza                            Partner in the law firm of Donovan Leisure
New York, New York 10112                        Newton & Irvine; Chairman of the Board,
                                                Municipal Fund for New York Investors, Inc.

Arnold M. Reichman* (48)                        Director/Trustee and Executive Vice
466 Lexington Avenue                            President
New York, New York 10017-3147                   Managing Director and Assistant Secretary
                                                of Warburg; Associated with Warburg since
                                                1984; Senior Vice President, Secretary and
                                                Chief Operating Officer of Counsellors
                                                Securities; Officer of other investment
                                                companies advised by Warburg.

--------------------------------
* Indicates a Director/Trustee who is an "interested person" of the Fund as defined in the 1940 Act.


Alexander B. Trowbridge (67)                    Director/Trustee
1317 F Street, N.W., 5th Floor                  President of Trowbridge Partners, Inc.
Washington, DC 20004                            (business consulting) from January 1990-
                                                November 1996; President of the
                                                National Association of
                                                Manufacturers from 1980-1990;
                                                Director or Trustee of New
                                                England Mutual Life Insurance
                                                Co., ICOS Corporation
                                                (biopharmaceuticals), WMX
                                                Technologies Inc. (solid and
                                                hazardous waste collection and
                                                disposal), The Rouse Company
                                                (real estate development),
                                                Harris Corp. (electronics and
                                                communications equipment), The
                                                Gillette Co. (personal care
                                                products) and Sun Company Inc.
                                                (petroleum refining and
                                                marketing).

Eugene L. Podsiadlo (39)                        Senior Vice President
466 Lexington Avenue                            Managing Director of Warburg; Associated
New York, New York 10017-3147                   with Warburg since 1991; Vice President of
                                                Citibank, N.A. from 1987-1991;
                                                Senior Vice President of
                                                Counsellors Securities and
                                                officer of other investment
                                                companies advised by Warburg.

Stephen Distler (43)                            Vice President
466 Lexington Avenue                            Managing Director, Controller and Assistant
New York, New York  10017-3147                  Secretary of Warburg; Associated with
                                                Warburg since 1984; Treasurer of
                                                Counsellors Securities; Vice
                                                President of other investment
                                                companies advised by Warburg.


Eugene P. Grace (45)                            Vice President and Secretary
466 Lexington Avenue                            Associated with Warburg since April 1994;
New York, New York 10017-3147                   Attorney-at-law from September 1989-April
                                                1994; life insurance agent, New
                                                York Life Insurance Company from
                                                1993-1994; General Counsel and
                                                Secretary, Home Unity Savings
                                                Bank from 1991-1992; Vice
                                                President and Chief Compliance
                                                Officer and Assistant Secretary
                                                of Counsellors Securities; Vice
                                                President and Secretary of other
                                                investment companies advised by
                                                Warburg.

Howard Conroy (42)                              Vice President and Chief Financial Officer
466 Lexington Avenue                            Associated with Warburg since 1992;
New York, New York 10017-3147                   Associated with Martin Geller, C.P.A. from
                                                1990-1992; Vice President, Finance with
                                                Gabelli/Rosenthal & Partners, L.P. until
                                                1990; Vice President and Chief
                                                Financial Officer of other investment
                                                companies advised by Warburg

Daniel S. Madden, CPA (31)                      Treasurer and Chief Accounting Officer
466 Lexington Avenue                            Associated with Warburg since 1995;
New York, New York 10017-3147                   Associated with BlackRock Financial
                                                Management, Inc. from September
                                                1994 to October 1996; Associated
                                                with BEA Associates from April
                                                1993 to September 1994;
                                                Associated with Ernst & Young
                                                LLP from 1990 to 1993. Treasurer
                                                and Chief Accounting Officer of
                                                other investment companies
                                                advised by Warburg.

Janna Manes, Esq. (29)                          Assistant Secretary
466 Lexington Avenue                            Associated with Warburg since 1996;
New York, New York 10017-3147                   Associated with the law firm of Willkie
                                                Farr & Gallagher from 1993-1996;
                                                Assistant Secretary of other
                                                investment companies advised by
                                                Warburg.



               No employee of Warburg or PFPC Inc., the Fund's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Fund for acting as an officer or director/trustee of a Fund. Each Director/Trustee who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500, and

$250 for each meeting of the Board attended by him for his services as Director/Trustee and is reimbursed for expenses incurred in connection with his attendance at Board meetings.


Directors'/Trustees' Compensation


                                                Total             Total Compensation from
                                          Compensation from       all Investment Companies
Name of Director/Trustee                       a Fund+              Managed by Warburg+*
------------------------                       -------              -----------------------
John L. Furth**                                None**                      None**
Arnold M. Reichman**                           None**                      None**
Richard N. Cooper                              $2,000                     $42,916
Donald J. Donahue                              $2,000                     $42,916
Jack W. Fritz                                  $2,000                     $42,916
Thomas A. Melfe                                $2,000                     $42,916
Alexander B. Trowbridge                        $2,000                     $42,916



+ Amounts shown are estimates of future payments to be made in the fiscal year ending October 31, 1998 pursuant to existing arrangements.

* Each Director/Trustee also serves as a Director or Trustee of 22 other investment companies advised by Warburg.


** Mr. Furth and Mr. Reichman are considered to be interested persons of a Fund and Warburg, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, receive no compensation from the Fund or any other investment company managed by Warburg.


               Mr. Dale C. Christensen, president and co-portfolio manager of the Funds, earned a B.S. in Agriculture from the University of Alberta and a B.Ed. in Mathematics from the University of Calgary, both located in Canada. Mr. Christensen directs the fixed income group at Warburg, which he joined in 1989, providing portfolio management for Warburg Pincus Funds and institutional clients around the world. Mr. Christensen was a Vice President in the International Private Banking division and the domestic pension fund management division at Citicorp from 1984 to 1989. Prior to that, Mr. Christensen was a fixed income portfolio manager at CIC Asset Management from 1982 to 1984.



               Mr. M. Anthony E. van Daalen, co-portfolio manager of the Fixed Income Fund and the Intermediate Maturity Government Fund, earned a B.A. degree from Wesleyan University and a M.B.A. degree from New York University. He has been with these Funds since joining Warburg in 1992, specializing in government and high yield bonds. Mr. van Daalen was an Assistant Vice President, Portfolio Manager at Citibank in the Private Banking Group from 1985 to 1991. Prior to that Mr. van Daalen was a Retail Banking Manager at The Connecticut

Bank and Trust Co. from 1983 to 1985 and an Analyst at Goldstein/Krall Market Research from 1982 to 1983.



               Mr. Laxmi C. Bhandari, co-portfolio manager of the Global Fixed Income Fund, earned a Ph.D in Finance and a M.B.A. from the University of Chicago, his P.G.D.M. degree (M.B.A. equivalent) from the Indian Institute of Management, Ahmedabad, India and B.Com. degree from Rajasthan University, India. He has been with the Fund since joining Warburg in 1993, specializing in derivative-based products. Mr. Bhandari was a vice president in charge of Arbitrage Trading at the Paribas Corporation from 1991 to 1993. Prior to that Mr. Bhandari was a vice president of Asset Liability Management at Chemical Bank from 1987 to 1991 and an assistant professor of Advanced Portfolio Management and Advanced Corporate Finance at the University of Alberta from 1982 to 1987.



               Sharon B. Parente, co-portfolio manager of the New York Municipal Fund, earned a B.S. degree from the University of Virginia. Ms. Parente has been with the Fund since joining Warburg in 1992, specializing in municipal bonds and corporate cash. Ms. Parente was a vice president at Citibank, N.A.
in the Private Banking Group from 1985 to 1992. Prior to that, Ms. Parente was a fixed income portfolio manager at Calvert Group from 1981 to 1985 and a municipal trader's assistant at Prescott, Ball & Turben from 1979 to 1981.



               As of February 4, 1997, the Directors/Trustees and officers of each of the Fixed Income, Global Fixed Income and Intermediate Maturity Government Funds as a group owned of record less than 1% of that Fund's outstanding Common Shares. As of the same date, the Trustees and officers of the New York Municipal Fund as a group owned 120,845 of the Fund's outstanding Common Shares. No Directors/Trustees or officers owned of record any Advisor Shares of a Fund.


Investment Adviser and Co-Administrators


               Warburg serves as investment adviser to the Funds, PFPC serves as co-administrator to the Funds and Counsellors Funds Service, Inc. ("Counsellors Service") serves as co-administrator to the Funds pursuant to separate written agreements with each Fund (the "Advisory Agreement," the "PFPC Co-Administration Agreement" and the "Counsellors Service Co-Administration Agreement," respectively). The services provided by, and the fees payable by a Fund to, Warburg under the Advisory Agreement, PFPC under the PFPC Co-Administration Agreement and Counsellors Service under the Counsellors Service Co-Administration Agreement are described in the Prospectuses. See the Prospectuses, "Management of the Funds." Each class of shares of a Fund bears its proportionate share of fees payable to Warburg, PFPC and Counsellors Service in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. Prior to March 1, 1994, PFPC served as administrator to the Funds and Counsellors Service served as administrative services agent to the Funds pursuant to separate written agreements.

Advisory Fees paid to Warburg
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)

                              Fiscal year ended           Fiscal year ended              Fiscal year ended
                              October 31, 1994            October 31, 1995                October 31, 1996
                              ----------------            ----------------               ----------------
Fixed Income Fund           $449,070  ($125,203)         $555,483   ($162,585)        $   648,732     ($163,311)
Global Fixed Income         $834,884  ($492,915)         $773,318   ($435,848)        $ 1,031,630     ($514,200)
    Fund

Intermediate Maturity
    Government Fund         $260,193  ($216,793)         $253,734   ($226,320)        $   254,649     ($196,577)
New York Municipal Fund     $291,721  ($123,901)         $316,050   ($168,856)        $   301,602     ($102,812)


Co-Administration Fees paid to PFPC
(portions of fees waived, if any, are noted in parenthesis next to the amount earned)

                              Fiscal year ended            Fiscal year ended              Fiscal year ended
                              October 31, 1994             October 31, 1995               October 31, 1996
                              ----------------             ----------------               ----------------
Fixed Income Fund          $  90,330   ($36,132)         $111,097    ($41,568)           $117,711      ($28,629)
Global Fixed Income         $105,872   ($52,936)         $ 92,798    ($49,312)           $109,014      ($58,514)
    Fund

Intermediate Maturity
    Government Fund        $  52,039   ($ 1,502)         $ 51,914    ($41,568)           $ 47,013      ($36,869)
New York Municipal Fund    $  72,930   ($22,930)         $ 79,012    ($33,063)           $ 68,978      ($25,703)


Co-Administration Fees paid to Counsellors Service


                                  Fiscal year ended           Fiscal year ended               Fiscal year ended
                                  October 31, 1994             October 31, 1995               October 31, 1996
                                  ----------------             ----------------               ----------------
Fixed Income Fund                       $72,277                      $111,097                          $129,747
Global Fixed Income                     $69,888                       $77,332                          $103,163
    Fund

Intermediate Maturity
    Government Fund                     $38,171                       $50,747                          $ 50,930
New York Municipal Fund                 $57,946                       $79,012                          $ 75,401


Custodian and Transfer Agent

               PNC Bank, National Association ("PNC") is custodian of the Fixed Income, Intermediate Maturity Government and New York Municipal Fund's assets pursuant to a custodian agreement (the "PNC Custodian Agreements"). Fiduciary Trust Company International ("Fiduciary") is custodian of the Global Fixed Income Fund's assets pursuant to a custodian agreement (the "Fiduciary Custodian Agreement") (collectively, the "Custodian Agreements"). Under the Custodian

Agreements, PNC and Fiduciary each (i) maintain a separate account or accounts in the name of a Fund, (ii) hold and transfer portfolio securities on account of the Fund, (iii) make receipts and disbursements of money on behalf of the Fund,
(iv) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities and (v) make periodic reports to the Board concerning the Fund's custodial arrangements. PNC and Fiduciary are authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund(s) with which it has contracted, provided that PNC and Fiduciary each remain responsible for the performance of all their respective duties under the Custodian Agreements and hold the Fund harmless from the acts and omissions of any sub-custodian. PNC is an indirect wholly owned subsidiary of PNC Bank Corp., and its principal business address is Broad and Chestnut Streets, Philadelphia, Pennsylvania 19101. The principal business address of Fiduciary is Two World Trade Center, New York, New York 10048.



               State Street Bank and Trust Company ("State Street") serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to separate Transfer Agency and Service Agreements, under which State Street (i) issues and redeems shares of a Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Fund's Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


Organization of the Funds


               The Fixed Income and New York Municipal Fund's Agreement and Declaration of Trust (the "Trust Agreements") and the Global Fixed Income and Intermediate Maturity Government Fund's charter authorizes the Board of each Fund to issue three billion full and fractional shares of common stock, $.001 par value per share ("Common Stock"), of which one billion shares are designated Common Shares and two billion shares are designated Advisor.

               Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fixed Income and New York Municipal Funds. However, the Trust Agreements disclaim shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreements provide for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that Warburg believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The

Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

               All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees of a Fund. Shares are transferable but have no preemptive, conversion or subscription rights.


Distribution and Shareholder Servicing


               A Fund may, in the future, enter into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. See the Advisor Prospectus, "Shareholder Servicing." Agreements will be governed by a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made.


               An Institution with which a Fund has entered into an Agreement may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution arrangements. A Customer of an Institution should read the relevant Prospectus and Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.


               The Distribution Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Directors/Trustees who are not interested persons of a Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan ("Independent Directors/Trustees"). Any material amendment of the Distribution Plan would require the approval of the Board in the same manner. The Distribution Plan may not be amended to increase materially the amount to be spent under it without shareholder approval of the Advisor Shares. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the Advisor Shares of the Fund. For the fiscal period ended October 31, 1996, the Fixed Income and Global Fixed Income Funds paid $1,239 and $25, respectively, in 12b-1 fees in connection with the Fund's Advisor Shares, all of which were spent on advertising and marketing communications.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

               The offering price of a Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectuses under "Net Asset Value."


               Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Funds may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)



               If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.



               Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.


                               EXCHANGE PRIVILEGE


               An exchange privilege with certain other funds advised by Warburg is available to investors in a Fund. The funds into which exchanges of Common Shares currently can be made are listed in the Common Share Prospectus. Exchanges may also be made between certain Warburg Pincus Advisor Funds.

               The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.

               Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. Warburg reserves the right to reject more than three exchange requests by a shareholder in any 30-day period. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES


               The discussion set out below of tax considerations generally affecting a Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.



               As described above and in the New York Municipal Fund's Prospectus, the New York Municipal Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes and which is exempt from New York State and New York City personal income taxes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Fund would not be suitable for tax-exempt institutions, individual retirement plans, employee benefit plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

               Each of the Funds has previously qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Code. If a Fund qualifies as a regulated investment company, the Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a

Fund must, among other things: (i) distribute to its shareholders at least the sum of 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains) plus 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures, forward contracts and certain other assets held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least
50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the Funds' Prospectuses. As a regulated investment company, a Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Funds expect to pay the dividends and make the distributions necessary to avoid the application of this excise tax.



               A Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and
(ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.


               A shareholder of a Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

               Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution that will nevertheless be taxable to them. Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the amount realized and the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and, as described in the Prospectuses, will be long-term or short-term depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in a Fund, within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

               Each shareholder will receive an annual statement as to the federal income tax status of his dividends and distributions from a Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

               If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any sales or repurchases of shares of a Fund. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. In the case of the New York Municipal Fund, any taxable distributions from the Fund will not be subject to backup withholding if the Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Dividends and distributions also may be subject to state and local taxes depending on each shareholder's particular situation.

               Special Tax Considerations Regarding the Municipal Fund. Because the New York Municipal Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income, New York State and New York City personal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to any share of the Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, shall be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt interest dividend paid by the Fund which represents income from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" (or persons related thereto) of a facility financed by such bonds. Similar rules apply for purposes of New York State and New York City personal income tax.


               Under the Code, interest on specified private activity bonds issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the New York Municipal Fund invests in such specified "private activity bonds," it will report a portion of the "exempt-interest dividends" paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Exempt interest dividends are included in adjusted current earnings. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole), of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including the adjustment for corporate current earnings and the tax preference for tax-exempt interest on private activity bonds described above) for the taxable year in excess of the exemption amount, less (ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is $40,000 for corporations, $45,000 for those filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of the alternative minimum tax to their tax situations.

               In addition, the receipt of New York Municipal Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profit tax, or the federal excess net passive income tax. Shareholders who are recipients of Social Security benefits should be aware that tax-exempt interest dividends received from the Fund are included in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

               While the New York Municipal Fund does not expect to realize a significant amount of net capital gains, any such gains realized will be distributed annually as described in the Fund's Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to the shareholders as long-term capital gains, regardless of how long a shareholder has held the

Fund's shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to the shareholders after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six month rule described above) on the sale or exchange of such share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss. The maximum tax rate for individuals imposed on net capital gains is 28% whereas the maximum marginal income tax rate is 39.6%. Up to the 28% maximum, all capital gains, whether long-term or short-term, are taxed as ordinary income.


               Capital gain distributions by the New York Municipal Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

               If, for any full fiscal year, the New York Municipal Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions may be treated as a taxable dividend or as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

               Dividends derived by the New York Municipal Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned on that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by the Fund from interest on New York State Municipal Obligations will be designated as exempt from New York's personal income taxation in the same percentage of the day's dividend as the actual interest on New York's Municipal Obligations earned on that day.

               It should be noted that the portion of any New York Municipal Fund dividends constituting New York exempt-interest dividends is excludable from income for New York State and New York City personal income tax purposes only. Any dividends paid to the Fund's shareholders subject to state or city franchise or corporate income tax therefore may be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from state or city personal income tax.

               Potential shareholders in the New York Municipal Fund, including, in particular, corporate shareholders which may be subject to either New York franchise tax or New York corporate income tax, should consult their tax advisers with respect to (i) the application of corporate and franchise taxes to the receipt of Fund dividends and as to their own state tax situation in general, and (ii) the application of other state and local taxes to the receipt of the Fund's dividends and distributions.

               Although the New York Municipal Fund expects to be relieved of all or substantially all federal, New York State and New York City income or franchise taxes, depending upon the extent of its activities in other states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of the Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any such taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.

Investment in Passive Foreign Investment Companies (Fixed Income and Global
 Fixed Income Funds only)


               If a Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on either the Fund or its shareholders with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

               A Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

               On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for regulated investment companies. The IRS subsequently issued a notice indicating that final regulations will provide that regulated investment companies may elect the mark-to-market election for tax years ending after March 31, 1992 and before April 1, 1993. Whether and to what extent the notice will apply to taxable years of the Fund is unclear. If a Fund is not able to make the foregoing election, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the stock by electing, under proposed regulations, each year to mark-to-market the stock (that is, treat it as if it were sold for fair market value). Such an election could result in acceleration of income to a Fund.

                          DETERMINATION OF PERFORMANCE

               From time to time, a Fund may quote the total return of its Common Shares and/or Advisor Shares in advertisements or in reports and other communications to shareholders.

Performance (Common Shares)
(performance figures calculated without the waiver of fees by a Fund's service provider(s), if any, are noted in parenthesis)



                                                                                     Period from the
                                                                                     commencement of
                         One-year period ended        Five-year period ended         operations and ended
                         October 31, 1996             October 31, 1996               October 31, 1996
                         --------------------         ----------------               -----------------------
Fixed Income Fund             6.80%     (6.64%)            8.03%    (7.85%)             8.11%    (7.93%)
(commenced operations
on August 17, 1987)
Global Fixed Income
Fund                         11.35%    (10.77%)            9.20%    (8.04%)             8.93%    (7.52%)
(commenced operations
on November 1, 1990)
Intermediate Maturity
Government Fund               5.16%     (4.68%)            6.85%    (6.45%)             8.34%    (7.64%)
(commenced operations
on August 22, 1988)
New York Municipal Fund       4.87%     (4.69%)            6.23%    (5.98%)             6.00%    (5.37%)
(commenced operations
on April 1, 1987)


These figures constitute the average annual total return for the periods listed.


Performance (Advisor Shares)
(performance figures calculated without the waiver of fees by a Fund's service provider(s), if any, are noted in parenthesis)

                            Period from the
                            commencement of
                            operations and ended
                            October 31, 1996
                            --------------------
Fixed Income Fund              3.93%    (3.89%)
(Advisor Class
commenced operations
on July 3, 1996)
Global Fixed Income            3.41%    (3.30%)
Fund
(Advisor Class
commenced operations
on August 12, 1996)


New York Municipal Fund         0.88%    (.88%)
(Advisor Class
commenced operations
on August 5, 1996)


These figures constitute the non-annualized total return for the period listed.

               These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. Investor should note that the performance may not be representative of the Fund's total return over longer market cycles.

               A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be.



               Yield is calculated by annualizing the net investment income generated by a Fund over a specified thirty-day period according to the following formula:

                      YIELD = 2[(   a-b     +1)'pp'6 -1]
                                 ----------
                                     cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.



                                                        30-day annualized current yield
Fund (Common and Advisor Shares)                            as of October 31, 1996
----                                                        ----------------------
Fixed Income Fund                                                    6.09%
Global Fixed Income Fund                                             5.75%
Intermediate Maturity Government Fund (Common Shares
  only)                                                              5.96%
New York Municipal Fund                                              4.23%



               Tax equivalent yield is calculated over a specified thirty-day period by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Municipal Fund that is not tax-exempt. The New York Municipal Fund's tax-equivalent yield for the thirty-day period ending October 31, 1996 was 7.54%.



               The performance of a class of a Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's performance figures and such fees, if charged, will reduce the actual return received by customers on their investments.


                      INDEPENDENT ACCOUNTANTS AND COUNSEL

               Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Funds. The financial statements for the fiscal years ended October 31, 1994, October 31, 1995 and October 31, 1996 that are incorporated by reference in this Statement of Additional Information have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


               The financial statements for the periods beginning with commencement of the Fund through October 31, 1992 have been audited by Ernst & Young LLP ("Ernst & Young"), independent accountants, as set forth in their report, and have been included in reliance on such report and upon the authority of such firm as experts in accounting and auditing. Ernst & Young's address is 787 Seventh Avenue, New York, New York 10019.

               Willkie Farr & Gallagher serves as counsel for the Funds as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                                  MISCELLANEOUS


               As of December 31, 1996, there were no persons (other than Mr. Furth, see "Management of the Fund") that owned of record 5% or more of a Fund's outstanding shares.


Fixed Income Fund                     Common Shares                Advisor Shares
-----------------                     -------------                --------------
Charles Schwab & Co., Inc.                 10.56%
Reinvest Account
Attn.: Mutual Funds
Department
101 Montgomery Street
San Francisco, CA  94104-4122

IN Trust                                                                99.99%
Attn.: Joyce Vega
237 Park Avenue, Suite 910
New York, NY  10017-3140

Nat'l Financial Svcs. Corp.                13.39%
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

Smith Barney Inc.                           7.36%
Book Entry Account
Attn.: Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2483

               The Fixed Income Fund believes that these entities are not the beneficial owner of shares held of record by them. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of Warburg, may be deemed to have beneficially owned 39.17% of the Fixed Income Fund's Common Shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that Warburg may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.



Global Fixed Income Fund              Common Shares                Advisor Shares
------------------------              -------------                --------------
Charles Schwab & Co., Inc.                 27.68%
Reinvest Account
Attn.: Mutual Funds
Department
101 Montgomery Street
San Francisco, CA  94104-4122

Charles Schwab & Co., Inc.                  6.71%
Cash Account
Attn.: Mutual Funds
Department
101 Montgomery Street
San Francisco, CA  94104-4122

IBJ Funds Distributor Inc.                                              99.15%
Attn.: P. Fountaine
237 Park Avenue, Suite 910
New York, NY  10017-3140

Nat'l Financial Svcs. Corp.                13.12%
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908



               The Global Fixed Income Fund believes that these entities are not the beneficial owners of shares held of record by them. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of Warburg, may be deemed to have beneficially owned 25.06% of the Global Fixed Income Fund's Common Shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that Warburg may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

Intermediate Maturity                 Common Shares                Advisor Shares
---------------------                 -------------                --------------
Government Fund
---------------
Charles Schwab & Co., Inc.                 20.74%
Reinvest Account
Attn.: Mutual Funds
Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.                 7.36%
FBO Customers
P.O. Box 3908
Church Street Station
New York, NY  10008-3908

               The Government Fund believes that these entities are not the beneficial owner of shares held of record by them. Mr. Lionel I. Pincus, Chairman of the Board and Chief Executive Officer of Warburg, may be deemed to have beneficially owned 33.35% of the Government Fund's Common Shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that Warburg may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.



New York Municipal Fund               Common Shares                Advisor Shares
-----------------------               -------------                --------------
Boston Financial Data                                                   33.65%
Services, Inc.
Corporate Actions Reinvest
Audit Acct #2 FD 37
WP NY Inter Muni Advisor
2 Heritage Drive, 8th Floor
No. Quincy, MA  02171-2144

Boston Financial Data                                                   33.65%
Services, Inc.
Corporate Actions Fiduciary
Audit Acct #4 FD 37
WP NY Inter Muni Advisor
2 Heritage Drive, 8th Floor
No. Quincy, MA  02171-2144

Boston Financial Data                                                   32.70%
Services, Inc.
Corporate Actions Cash
Audit Acct #1 FD 37
WP NY Inter Muni Advisor
2 Heritage Drive, 8th Floor
No. Quincy, MA  02171-2144

Charles Schwab & Co., Inc.                  6.36%%
Reinvest Account
Attn.: Mutual Funds
Department
101 Montgomery Street
San Francisco, CA  94104-4122




               Mr. Lionel I. Pincus, Chairman of the Municipal Fund's Board and Chief Executive Officer of Warburg, may be deemed to have beneficially owned 53.95% of the New York Municipal Fund's Common Shares outstanding, including shares owned by clients for which Warburg has investment discretion and by companies that Warburg may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.

                              FINANCIAL STATEMENTS


               Each Fund's audited annual report, dated October 31, 1996, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. Each Fund will furnish without charge a copy of its annual report upon request by calling Warburg Pincus Funds at (800) 927-2874.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings


               Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.



               The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.



Corporate Bond Ratings

               The following summarizes the ratings used by S&P for corporate bonds:

               AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

               AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.


               A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


               BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


               BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

               BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.


               B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

               CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

               CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

               C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

               Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.


               To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

               D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

               The following summarizes the ratings used by Moody's for corporate bonds:

               Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure.

While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

               Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

               Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

               Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

               The following summarizes the two highest ratings used by S&P for short-term notes:

               SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

               SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

               The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

               MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

               MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.



Municipal Obligations Ratings

               The following summarizes the ratings used by S&P for Municipal
Obligations:

               AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

               AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

               A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

               BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

               BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

               BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

               B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

               CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.



               CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

               C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

               Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

               To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

               D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



               The following summarizes the highest four municipal ratings used by Moody's:

               Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

               A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



               Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

               B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



               NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

               Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

               Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C
                                OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

       (a)       Financial Statements relating to Common Shares

              (1) Financial Statements included in Part A:
                  (a) Financial Highlights

              (2) Financial Statements included in Part B
                  (incorporated by reference to the Fund's Annual Report dated October 31, 1996):
                  (a) Report of Coopers & Lybrand L.L.P.,
                      Independent Accountants
                  (b) Statement of Net Assets
                  (c) Statement of Operations
                  (d) Statement of Changes in Net Assets
                  (e) Financial Highlights
                  (f) Notes to Financial Statements

       (b)       Exhibits:

    Exhibit No.           Description of Exhibit
    -----------           ----------------------

       1(a)               Articles of Incorporation.(1)
        (b)               Articles of Amendment.
       2                  Amended and Restated By-Laws.(1)
       3                  Not applicable.

       4                  Form of Stock Certificates.(2)
       5                  Investment Advisory Agreement.(1)
       6                  Form of Distribution Agreement.
       7                  Not applicable.


---------------------
(1) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission in Janauary 16, 1996.

(2) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendement No. 2 to the Registration Statement of Warburg, Pincus Post-Venture Capital Fund, Inc. filed on September 25, 1995 (securities Act File No. 33-61225).

    Exhibit No.           Description of Exhibit
    -----------           ----------------------

       8                  Form of Custodian Agreement with PNC
                          Bank, as amended.(3)

       9(a)               Form of Transfer Agency Agreement with
                          State Street Bank & Trust Company.(4)

        (b) Form of Co-Administration Agreement with Counsellors Funds Service, Inc.(4)

      (b-1)               Form of Co-Administration Agreement with
                           PFPC Inc.(4)


        (c)               Forms of Services Agreements.(5)



       10(a)              Opinion of Willkie Farr & Gallagher,
                          counsel to the Fund.

         (b)              Consent of Willkie Farr & Gallagher,
                          counsel to the Fund.

       11(a)              Consent of Coopers & Lybrand L.L.P.,
                          Independent Accountants.

         (b)              Consent of Ernst & Young LLP, Independent
                          Accountants.(1)

       12                 Not applicable.

       13                 Form of Purchase Agreement.(3)

       14                 Form of Retirement Plans.(6)

      15(a)               Form of Shareholder Services Plan.(7)

------------------------
(3) Incorated by reference; material provisions of this exhbit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Warburg, Pincus International Equity fund, Inc. filed on September 22, 1995 (Securities
     Act File No. 33-27031).

(4) Incorporated by reference; material provisions of this exhibit substantially similar are to those of the corresponding exhibit in Pre-substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Trust filed on June 14, 1995 (Securities Act File No. 33-58125).

(5) Incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Warburg, Pincus Japan Growth Fund, Inc. filed on December 18, 1995 (Securities Act File No. 33-63653).

(6) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of Warburg, Pincus Managed Bond Trust, filed on February 28, 1995 (Securities Act File No. 33-73672).

(7) Incorporated by reference: material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of Warburg, Pincus Cash Reserve Fund, Inc. filed on June 28, 1995 (Securities Act File No. 2-94840).

   Exhibit No.           Description of Exhibit
    -----------           ----------------------

         (b)              Form of Distribution Plan.

      16 Schedule for Computation of Total Return and Yield Quotations relating to Common
                          Shares.

      17                  Financial Data Schedule relating to
                          Common Shares.

      18                  Form of Rule 18f-3 Plan.

Item 25. Persons Controlled by or Under Common Control with Registrant

     From time to time, Warburg may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. Warburg has four wholly-owned subsidiaries: Counsellors Securities Inc., a New York corporation; Counsellors Funds Service Inc., a New York corporation; Counsellors Agency Inc., a New York corporation; and Warburg, Pincus Investments International (Bermuda), Ltd., a Bermuda corporation.



Item 26.              Number of Holders of Securities

                                               Number of Record Holders
                  Title of Class               As of December 31, 1996
                  --------------               ------------------------

            Shares of common stock,                      460
            par value $.001 per share

            Shares of common stock -
            Series 1, par value $.001
            per share                                     0

            Shares of common stock -                      0
            Series 2 ("Advisor
            Shares"), par value $.001
            per share



Item 27.              Indemnification

     Registrant,  officers and directors or trustees of Warburg,  of Counsellors
Securities Inc. ("Counsellors Securities") and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. These policies provide insurance for any "Wrongful Act" of an officer, director or trustee. Wrongful Act is defined as breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by an officer, Director or Trustee in connection with the operation of Registrant. Insurance coverage does not extend to (a) conflicts of interest or gaining in fact any profit or advantage to which one is not legally entitled, (b) intentional non-compliance with any statue or regulation or (c) commission of dishonest, fraudulent acts or omissions. Insofar as it relates to Registrant, the coverage is limited in amount and, in certain circumstances, is subject to a deductible.

                      Under Article VII of the Registrant's charter, no provision of the charter shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                      Under Article V, Sections 1 and 2, of Registrant's By-Laws, any past or present director or officer of Registrant will be indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a director or officer of Registrant. This provision does not authorize indemnification when it is determined, in the manner specified in the By-Laws, that the director or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties ("disqualifying conduct"). Expenses of a director or officer may be paid by Registrant in advance of the final disposition of any actions, suit or proceeding upon the satisfaction of certain conditions including receipt of an undertaking by the director or officer to repay the expenses to Registrant in the event that it is ultimately determined that indemnification of the expenses is not authorized under the charter and upon the satisfaction of any other conditions set forth in Registrant's By-Laws.

                      Under Article V, Section 6, of Registrant's By-Laws, Registrant may purchase insurance on behalf of a director, officer, employee or agent of Registrant against liability arising out of his acting as such or while serving in similar capacities in other entities at Registrant's request. Registrant may not obtain insurance for liabilities arising out of disqualifying conduct.

                      Registrant's Investment Advisory Agreement with Warburg and Distribution Agreement with Counsellors Securities contain provisions designed to protect certain persons from liability, as follows: Section 5 of the Investment Advisory Agreement provides that Warburg will not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with matters to which the Agreement relates, except that Warburg is not protected from liability by reason of disqualifying conduct. Section 4 of the Distribution Agreement provides that Registrant will indemnify Counsellors Securities and its officers, directors and control persons from liability arising out of a misstatement or omission in Registrant's Registration Statement, other than liability arising out of statements made by Counsellors Securities and liability arising out of disqualifying conduct.

                      Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.              Business and Other Connections of
                      Investment Adviser

                      Warburg, a wholly owned subsidiary of Warburg, Pincus Counsellors G.P., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients.
The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-07321).

Item 29.              Principal Underwriter


                      (a) Counsellors Securities will act as distributor for Registrant. Counsellors Securities currently acts as distributor for The RBB Fund, Inc., Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus Institutional Fund, Inc.; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan OTC Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg, Pincus Small Company Growth
Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Value Fund; Warburg Pincus Tax Free Fund; Warburg Pincus Trust; and Warburg Pincus Trust II.


                      (b) For information relating to each director, officer or partner of Counsellors Securities, reference is made to Form BD (SEC File No. 8-32482) filed by Counsellors Securities under the Securities Exchange Act of 1934.

Item 30.              Location of Accounts and Records


                      (1) Warburg, Pincus Intermediate Maturity Government Fund, Inc.
                               466 Lexington Avenue
                               New York, New York  10017-3147
                               (Fund's Articles of Incorporation, by-laws and
                                minute books)


                      (2)      State Street Bank and Trust Company
                               225 Franklin Street
                               Boston, Massachusetts  02110
                               (records relating to its functions as transfer
                                agent and dividend disbursing agent)


                      (3)      PFPC Inc.
                               400 Bellevue Parkway
                               Wilmington, Delaware  19809
                               (records relating to its functions as co-
                                administrator)


                      (4)      Counsellors Funds Service, Inc.
                               466 Lexington Avenue
                               New York, New York  10017-3147
                               (records relating to its functions as co-
                                administrator)

                      (5)      PNC Bank, National Association
                               Broad and Chestnut Streets
                               Philadelphia, Pennsylvania  19101
                               (records relating to its functions as custodian)

                      (6)      Counsellors Securities Inc.
                               466 Lexington Avenue
                               New York, New York  10017-3147
                               (records relating to its functions as
                                distributor)

                      (7)      Warburg, Pincus Counsellors, Inc.
                               466 Lexington Avenue
                               New York, New York  10017-3147
                               (records relating to its functions as investment
                                adviser)

                      (8)      Boston Financial Data Services, Inc.
                               2 Heritage Drive
                               North Quincy, Massachusetts 02171
                               (records relating to its functions as transfer agent and dividend disbursing agent)


Item 31.              Management Services
                      Not applicable.

Item 32.              Undertakings
                      (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                      (b) Registrant hereby undertakes to call a meeting of its shareholders for the purpose of voting upon the question of removal of a director or directors of Registrant when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares. Registrant undertakes further, in connection with the meeting, to comply with the provisions of Section 16(c) of the 1940 Act relating to communications with the shareholders of certain common-law trusts.

SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 11th day of February, 1997.

                                          COUNSELLORS INTERMEDIATE MATURITY
                                            GOVERNMENT FUND, INC.

                                          By:/s/  Dale C. Christensen
                                             --------------------------------
                                                   Dale C. Christensen
                                                        President

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated.


   Signature                                             Title                                      Date
   ---------                                             -----                                      ----
/s/ John L. Furth                              Chairman of the Board of                         February 11, 1997
------------------                             Directors
  John L. Furth

/s/ Dale C. Christensen                        President                                        February 11, 1997
-----------------------
  Dale C. Christensen

/s/ Howard Conroy                              Vice President and Chief                         February 11, 1997
------------------------                       Financial Officer
   Howard Conroy

/s/ Daniel S. Madden                           Treasurer and Chief                              February 11, 1997
------------------------                       Accounting Officer
   Daniel S. Madden

/s/ Richard N. Cooper                          Director                                         February 11, 1997
------------------------
   Richard N. Cooper

/s/ Donald J. Donahue                          Director                                         February 11, 1997
-------------------------
    Donald J. Donahue

/s/ Jack W. Fritz                              Director                                         February 11, 1997
-------------------------
   Jack W. Fritz

/s/ Thomas A. Melfe                            Director                                         February 11, 1997
-------------------------
   Thomas A. Melfe

/s/ Alexander B. Trowbridge                    Director                                         February 11, 1997
---------------------------
  Alexander B. Trowbridge

/s/ Arnold M. Reichman                         Director                                         February 11, 1997
---------------------------
   Arnold M. Reichman

                     INDEX TO EXHIBITS



        Exhibit
           No.          Description of Exhibit
          ----          ----------------------

           1(b)         Articles of Supplementary.

           6            Form of Distribution Agreement.

           10(a)        Opinion of Willkie Farr & Gallagher,
                        counsel to the Fund.

             (b)        Consent of Willkie Farr & Gallagher,
                        counsel to the Fund.

           11(a)        Consent of Coopers & Lybrand L.L.P., Independent
                        Accountants.

           15(b)        Form of Distribution Plan.

           16 Schedule for Computation of Total Return and Yield Quotations relating to Common Shares.

           17           Financial Data Schedule relating to Common Shares.

           18           Form of Rule 18f-3 Plan.



                          STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as..................................'tm'
The dagger symbol shall be expressed as ....................................'D'
Characters normally expressed as superscript shall be preceded by.......... 'pp'